                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                  HARTFORD CAPITAL APPRECIATION HLS FUND, INC.
                   HARTFORD DIVIDEND AND GROWTH HLS FUND, INC.
                          HARTFORD INDEX HLS FUND, INC.
               HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND, INC.
                         HARTFORD MIDCAP HLS FUND, INC.
                      HARTFORD SMALL COMPANY HLS FUND, INC.
                          HARTFORD STOCK HLS FUND, INC.
                        HARTFORD ADVISERS HLS FUND, INC.
                     HARTFORD GLOBAL ADVISERS HLS FUND, INC.
                          HARTFORD BOND HLS FUND, INC.
                   HARTFORD MORTGAGE SECURITIES HLS FUND, INC.
                      HARTFORD MONEY MARKET HLS FUND, INC.

                           HARTFORD SERIES FUND, INC.
                                   INCLUDING:

                     HARTFORD GLOBAL COMMUNICATIONS HLS FUND
                   HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND
                         HARTFORD GLOBAL HEALTH HLS FUND
                       HARTFORD GLOBAL TECHNOLOGY HLS FUND
              HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND
                             HARTFORD VALUE HLS FUND
                  HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND
                         HARTFORD MIDCAP VALUE HLS FUND
                             HARTFORD FOCUS HLS FUND
                         HARTFORD FOCUS GROWTH HLS FUND
                            HARTFORD GROWTH HLS FUND
                        HARTFORD GLOBAL LEADERS HLS FUND
                       HARTFORD GROWTH AND INCOME HLS FUND
                          HARTFORD HIGH YIELD HLS FUND

                          CLASS IA and CLASS IB SHARES


      This Statement of Additional Information ("SAI") is not a prospectus but should be read in conjunction with the prospectuses. To obtain a free copy of any of the prospectuses or another SAI, send a written request to: Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085 or call 1-800-862-6668.

Date of Prospectuses:  May 1, 2001
Date of Statement of Additional Information: May 1, 2001, as revised August 21, 2001

TABLE OF CONTENTS                                                           PAGE

GENERAL INFORMATION                                                            1

INVESTMENT OBJECTIVES AND POLICIES                                             2

MANAGEMENT OF THE HLS FUNDS                                                   14

INVESTMENT MANAGEMENT ARRANGEMENTS                                            18

PORTFOLIO TRANSACTIONS AND BROKERAGE                                          22

HLS FUND EXPENSES                                                             24

HLS FUND ADMINISTRATION                                                       24

DISTRIBUTION ARRANGEMENTS                                                     25

DETERMINATION OF NET ASSET VALUE                                              27

PURCHASE AND REDEMPTION OF SHARES                                             28

SUSPENSION OF REDEMPTIONS                                                     28

OWNERSHIP AND CAPITALIZATION OF THE HLS FUNDS                                 28

INVESTMENT PERFORMANCE                                                        29

TAXES                                                                         36

CUSTODIAN                                                                     39

TRANSFER AGENT                                                                39

DISTRIBUTOR                                                                   39

INDEPENDENT PUBLIC ACCOUNTANTS                                                40

OTHER INFORMATION                                                             40

FINANCIAL STATEMENTS                                                          40

APPENDIX A                                                                    41

                               GENERAL INFORMATION

      This SAI relates to twenty-six mutual funds (each a "HLS Fund" and together the "HLS Funds") which serve as the underlying investment vehicles for variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company and for certain qualified retirement plans. (As of the date of this SAI, Focus Growth HLS Fund and Growth HLS Fund are not yet available.) Each HLS Fund offers two classes of shares: Class IA and Class IB. HL Investment Advisors, LLC ("HL Advisors") is the investment adviser and Hartford Life Insurance Company ("Hartford Life") is the administrator of each HLS Fund. HL Advisors and Hartford Life are indirect wholly-owned subsidiaries of The Hartford Financial Services Group, Inc., ("The Hartford") an insurance holding company with over $171.5 billion in assets. In addition, Wellington Management Company, LLP ("Wellington Management") and Hartford Investment Management Company ("HIMCO(R)"), an affiliate of HL Advisors, are sub-advisers to certain of the HLS Funds. HIMCO is a wholly-owned subsidiary of The Hartford. The Hartford also sponsors a family of mutual funds that is offered directly to the public. Hartford Investment Financial Services Company ("HIFSCO"), a wholly-owned subsidiary of The Hartford, is the investment manager and principal underwriter to that fund family.

      The Global Health HLS Fund, Global Technology HLS Fund, Global Leaders HLS Fund, Growth and Income HLS Fund, High Yield HLS Fund, Global Communications HLS Fund, Global Financial Services HLS Fund, Growth HLS Fund, Focus HLS Fund, Focus Growth HLS Fund, International Capital Appreciation HLS Fund, International Small Company HLS Fund, Value HLS Fund and MidCap Value HLS Fund are investment portfolios (series) of Hartford Series Fund, Inc., a Maryland corporation registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. Hartford Series Fund, Inc. issues a separate series of shares of common stock for each Fund representing a fractional undivided interest in the Fund. Each such series of shares is subdivided into two classes, Class IA and IB.

      Each of the other HLS Funds is a separate Maryland corporation registered with the Securities and Exchange Commission as an open-end management investment company. The Funds that are each separate corporations also issue common stock in the same two classes (Class IA and Class IB). The board of directors may reclassify authorized shares to increase or decrease the allocation of shares in each HLS Fund. The board of directors is also authorized, from time to time and without further shareholder approval, to authorize additional shares of each HLS Fund.

      The year of each HLS Fund's organization is as follows:

Stock HLS Fund                                         1977
Bond HLS Fund                                          1977
Money Market HLS Fund                                  1980
Advisers HLS Fund                                      1983
Capital Appreciation HLS Fund                          1983
Mortgage Securities HLS Fund                           1985
Index HLS Fund                                         1987
International Opportunities HLS Fund                   1990
Dividend and Growth HLS Fund                           1994
Global Advisers HLS Fund                               1995
Small Company HLS Fund                                 1996
MidCap HLS Fund                                        1997
Global Leaders HLS Fund                                1998
Growth and Income HLS Fund                             1998
High Yield HLS Fund                                    1998
Global Health HLS Fund                                 2000
Global Technology HLS Fund                             2000
Global Communications HLS Fund                         2000

Global Financial Services HLS Fund                     2000
Growth HLS Fund                                        2000
Focus HLS Fund                                         2000
International Capital Appreciation HLS Fund            2001
International Small Company HLS Fund                   2001
Value HLS Fund                                         2001
MidCap Value HLS Fund                                  2001
Focus Growth HLS Fund                                  2001


                       INVESTMENT OBJECTIVES AND POLICIES

A.    FUNDAMENTAL RESTRICTIONS OF THE FUNDS

      Each HLS Fund has adopted the following fundamental investment restrictions which may not be changed without approval of a majority of the applicable HLS Fund's outstanding voting securities. Under the Investment Company Act of 1940 (the "1940 Act"), and as used in the prospectuses and this SAI, a "majority of the outstanding voting securities" means the approval of the lesser of (1) the holders of 67% or more of the shares of an HLS Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the HLS Fund are present in person or by proxy, or (2) the holders of more than 50% of the outstanding shares of the HLS Fund.

      The investment objective and principal investment strategies of each HLS Fund are set forth in the prospectuses. Set forth below are the fundamental investment restrictions and policies applicable to each HLS Fund followed by the principal non-fundamental restrictions and policies applicable to each HLS Fund.

      For purposes of the fundamental investment restrictions, the Funds are divided into two groups: Group A and Group B.

               GROUP A                                                 GROUP B
Global Health HLS Fund                                        Global Communications HLS Fund
Global Technology HLS Fund                                    Global Financial Services HLS Fund
Capital Appreciation HLS Fund                                 Focus HLS Fund
Dividend and Growth HLS Fund                                  Growth HLS Fund
Global Leaders HLS Fund                                       Value HLS Fund
Growth and Income HLS Fund                                    MidCap Value HLS Fund
Index HLS Fund                                                International Capital Appreciation HLS Fund
International Opportunities HLS Fund                          International Small Company HLS Fund
MidCap HLS Fund                                               Focus Growth HLS Fund
Small Company HLS Fund
Stock HLS Fund
Advisers HLS Fund
Global Advisers HLS Fund
Bond HLS Fund
High Yield HLS Fund
Mortgage Securities HLS Fund
Money Market HLS Fund

      Each Group A HLS Fund may not:

      1.    Issue senior securities.

      2. Borrow money, except from banks and then only if immediately after each such borrowing there is asset coverage of at least 300% as defined in the 1940 Act.

      Each Group B HLS Fund may not:

      1. Issue senior securities to the extent such issuance would violate applicable law.

      2. Borrow money, except (a) the HLS Fund may borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33.33% of its total assets (including the amount borrowed), (b) the HLS Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the HLS Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the HLS Fund may purchase securities on margin to the extent permitted by applicable law and (e) the HLS Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings.

      Each HLS Fund may not:

      3. Invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any or its agencies or instrumentalities). This restriction does not apply to the Global Health HLS Fund, Global Technology HLS Fund, Global Communications HLS Fund or Global Financial Services HLS Fund. Nevertheless, the Global Health Fund normally invests at least 25% of its total assets, in the aggregate, in the following industries: pharmaceuticals, medical products, and health services. Likewise, the Global Technology Fund normally invests at least 25% of its total assets, in the aggregate, in the following industries: computers and computer equipment, software and computer services, electronics, and communications equipment.

      4. Make loans, except through (a) the purchase of debt obligations in accordance with the HLS Fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and
(c) loans of cash or securities as permitted by applicable law.

      5. Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the HLS Fund may be deemed to be an underwriting.

      6. Purchase or sell real estate, except that an HLS Fund may (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein, (E.G., real estate investment trusts) (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the HLS Fund as a result of the ownership of securities and (f) invest in real estate limited partnerships.

      7. Invest in commodities or commodity contracts, except that the HLS Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

      8. With respect to 75% of a HLS Fund's total assets, except the Global Health HLS Fund, Global Technology HLS Fund, Global Communications HLS Fund, Global Financial Services HLS Fund and Focus HLS Fund, purchase securities of an issuer (other than cash, cash items or securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities), if

      (a) such purchase would cause more than 5% of the HLS Fund's total assets taken at market value to be invested in the securities of such issuer; or

      (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the HLS Fund.

      Except for the limitations on borrowing from banks, if the above percentage restrictions are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or amount of net assets is not a violation of any of the foregoing restrictions.

B.    NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS.

      The following restrictions are designated as non-fundamental and may be changed by the Board of Directors without the approval of shareholders.

      Each HLS Fund may not:

      1. Pledge, mortgage or hypothecate its assets, except to the extent required to secure permitted borrowings. This investment restriction shall not apply to any required segregated account, securities lending arrangements or other assets in escrow and collateral arrangements with respect to margin for futures contracts and related options.

      2. Purchase any securities on margin (except that a HLS Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities). The deposit or payment by a HLS Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

      3. Purchase securities while outstanding borrowings exceed 5% of a HLS Fund's total assets.

      4. Sell securities short or maintain a short position except for short sales against the box.

      5. Invest more than 20% of the value of its total assets in the securities of foreign issuers (30% for High Yield HLS Fund and Bond HLS Fund) and non-dollar securities (10% for High Yield HLS Fund and Bond HLS Fund). This policy does not apply to the Money Market HLS Fund or to Funds with the words GLOBAL or INTERNATIONAL in their name.

      6. Acquire any security that is not readily marketable if more than 15% of the net assets of the HLS Fund (10% for the Money Market HLS Fund) taken at market value, would be invested in such securities.

      7. Enter into a stock index futures contract (by exercise of any option or otherwise) or acquire any options thereon, if immediately thereafter, the total of the initial margin deposits required with respect to all open futures positions, at the time such positions were established, plus the sum of the premiums paid for all unexpired options on stock index futures contracts would exceed 5% of the value of its total assets.

      If the above percentage restrictions are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or amount of net assets is not a violation of any of the foregoing restrictions.

C.    TAX RESTRICTIONS OF THE FUNDS

      Each HLS Fund must:

      1. Maintain its assets so that, at the close of each quarter of its taxable year,

            (a) at least 50 percent of the fair market value of its total assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to no more than 5 percent of the fair market value of the HLS Fund's total assets and 10 percent of the outstanding voting securities of such issuer,

            (b) no more than 25 percent of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers controlled by the HLS Fund and engaged in the same, similar, or related trades or businesses.

      2. Maintain its assets so that it is adequately diversified within the meaning of Section 817(h) of the Internal Revenue Code and regulations thereunder. Generally, this means that at the close of each calendar quarter, or within 30 days thereafter,

            (a) no more than 55% of the value of the assets in the fund is represented by any one investment,

            (b) no more than 70% of the value of the assets in the fund is represented by any two investments,

            (c) no more than 80% of the value of the assets in the fund is represented by any three investments, and

            (d) no more than 90% of the value of the total assets of the fund is represented by any four investments. In determining whether the diversification standards are met, each U.S. Government agency or instrumentality shall be treated as a separate issuer.

D.    MISCELLANEOUS INVESTMENT STRATEGIES AND RISKS

      The investment objective and principal investment strategies for each HLS Fund are discussed in the HLS Fund's prospectus. A further description of certain investment strategies of each HLS Fund is set forth below. The percentage limits described in the sections below are based on market value and are determined as of the time of investment.

      MONEY MARKET INSTRUMENTS AND TEMPORARY INVESTMENT STRATEGIES In addition to the Money Market HLS Fund, which may hold cash and invest in money market instruments at any time, all other HLS Funds may hold cash and invest in high quality money market instruments under appropriate circumstances as determined by HIMCO or Wellington Management, subject to the overall supervision of HL Advisors. The HLS Funds may invest up to 100% of their assets in cash or money market instruments only for temporary defensive purposes.

      Money market instruments include: (1) banker's acceptances; (2) obligations of governments (whether 0U.S. or non-U.S.) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; (6) asset-backed securities; and (7) repurchase agreements.

      REPURCHASE AGREEMENTS A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. It may also be viewed as the loan of money by an HLS Fund to the seller. The resale price by the HLS Fund would be in excess of the purchase price, reflecting an agreed upon market interest rate.

      Each HLS Fund is permitted to enter into fully collateralized repurchase agreements. The HLS Fund's board of directors has delegated to HIMCO and Wellington Management the responsibility of evaluating the creditworthiness of the banks and securities dealers with which the HLS Funds will engage in repurchase agreements.

      HIMCO or Wellington Management will monitor such transactions to ensure that the value of underlying collateral will be at least equal at all times to the total amount of the repurchase obligation, including the accrued interest. If the seller defaults, the HLS Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest.

      REVERSE REPURCHASE AGREEMENTS Each HLS Fund may also enter into reverse repurchase agreements. Reverse repurchase agreements involve sales by an HLS Fund of portfolio assets concurrently with an agreement by an HLS Fund to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements carry the risk that the market value of the securities which an HLS Fund is obligated to repurchase may decline below the repurchase price. A reverse repurchase agreement is viewed as a collateralized borrowing by an HLS Fund. Borrowing magnifies the potential for gain or loss on the portfolio securities of an HLS Fund and, therefore, increases the possibility of fluctuation in an HLS Fund's net asset value. An HLS Fund will establish a segregated account with the HLS Fund's custodian bank in which an HLS Fund will maintain liquid assets equal in value to an HLS Fund's obligations in respect of reverse repurchase agreements.

      DEBT SECURITIES Each HLS Fund is permitted to invest in debt securities including: (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers); (3) asset-backed securities (Global Health HLS Fund, Global Technology HLS Fund, International Opportunities HLS Fund, Global Advisers HLS Fund, Advisers HLS Fund, Bond HLS Fund, High Yield HLS Fund, Mortgage Securities HLS Fund and Money Market HLS Fund only); (4) mortgage-related securities, including collateralized mortgage obligations ("CMO's") (International Opportunities HLS Fund, Global Advisers HLS Fund, Advisers HLS Fund, Bond HLS Fund, High Yield HLS Fund and Mortgage Securities HLS Fund only); and (5) securities issued or guaranteed as to principal or interest by a foreign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers.

      INVESTMENT GRADE DEBT SECURITIES The Money Market HLS Fund is permitted to invest only in high quality, short term instruments as determined by Rule 2a-7 under the 1940 Act. Each of the other HLS Funds is permitted to invest in debt securities rated within the four highest rating categories (E.G., Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P) (or, if unrated, securities of comparable quality as determined by HIMCO or Wellington Management). These securities are generally referred to as "investment grade securities." Each rating category has within it different gradations or sub-categories. If an HLS Fund is authorized to invest in a certain rating category, the HLS Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. If a security is downgraded to a rating category which does not qualify for investment, HIMCO or Wellington Management will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term. Debt securities carrying the fourth highest rating (E.G., "Baa" by Moody's and "BBB" by S&P), and unrated securities of comparable quality (as determined by HIMCO or Wellington Management) are viewed to have adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories and such securities lack outstanding investment characteristics and do have speculative characteristics.

      HIGH YIELD-HIGH RISK SECURITIES Certain of the HLS Funds are permitted to invest up to 5%, and the Global Advisers HLS Fund is permitted to invest up to 15%, of its total assets in securities rated as low as "C" by Moody's or "CC" by S&P or of comparable quality if not rated. The Bond HLS Fund is permitted to invest up to 20% of its assets in securities rated in the highest level below investment grade (E.G., "Ba" for Moody's or "BB" by S&P), or if unrated, securities determined to be of comparable quality by HIMCO. Although the High Yield HLS Fund is permitted to invest up to 100% of its total assets in securities rated below investment grade, no more than 10% of its total assets will be invested in securities rated below B3 by Moody's or B- by S&P, or if unrated, determined to be of comparable quality by HIMCO.

      Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds". Each rating category has within it different gradations or sub-categories. For instance the "Ba" rating for Moody's includes "Ba3", "Ba2" and "Ba1". Likewise the S&P rating category of "BB" includes "BB+", "BB" and "BB-". If an HLS Fund is authorized to invest in a certain rating category, the HLS Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. Securities in the highest category below investment grade are considered to be of poor standing and predominantly speculative. Descriptions of the debt securities ratings system, including their speculative characteristics attributable to each ratings category, are set forth as an appendix to this SAI. These securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by an HLS Fund with a commensurate effect on the value of an HLS Fund's shares. If a security is downgraded to a rating category which does not qualify for investment, HIMCO or Wellington Management will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term.

      MORTGAGE-RELATED SECURITIES The mortgage-related securities in which the International Opportunities HLS Fund, Global Advisers HLS Fund, Advisers HLS Fund, Bond HLS Fund, High Yield HLS Fund and Mortgage Securities HLS Fund may invest include interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the HLS Funds) by various governmental, government-related and private organizations. These HLS Funds may also invest in similar mortgage-related securities which provide funds for multi-family residences or commercial real estate properties.

      The value of these securities may be significantly affected by interest rates, the market's perception of the issuers and the creditworthiness of the parties involved. These securities may also be subject to prepayment risk. The yield characteristics of the mortgage securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on mortgage securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally permit prepayment at any time. Evaluating the risks associated with prepayment and determining the rate at which prepayment is influenced by a variety of economic, geographic, demographic, social and other factors including interest rate levels, changes in housing needs, net equity built by mortgagors in the mortgaged properties, job transfers, and unemployment rates. If an HLS Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an HLS Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Amounts available for reinvestment are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by an HLS Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.

      The mortgage securities in which an HLS Fund invests differ from conventional bonds in that principal is paid back over the life of the mortgage securities rather than at maturity. As a result, the holder of the mortgage securities (E.G., an HLS Fund) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is lower than the rate on the existing mortgage securities. For this reason, mortgage securities are less effective than other types of U.S. Government securities as a means of "locking in" long-term interest rates.

      ASSET-BACKED SECURITIES Certain HLS Funds may invest in asset-backed securities. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital accounts receivables. These HLS Funds may invest in these and other types of asset-backed securities that may be developed in the future. These securities may be subject to the risk of prepayment or default. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying securities may be limited.

      EQUITY SECURITIES Each HLS Fund except the Bond HLS Fund and High Yield HLS Fund as described below and except the Mortgage Securities HLS Fund and Money Market HLS Fund may invest all or a portion of their assets in equity securities (which include common stock, preferred stock, securities convertible into common stock and warrants or rights to acquire common or preferred stock). In addition, these HLS Funds may invest in securities such as bonds, debentures and corporate notes which are convertible into common stock at the option of the holder. The Bond HLS Fund and High Yield HLS Fund may each invest up to 15% of its total assets in preferred stocks, convertible securities, and securities carrying warrants to purchase equity securities. The Bond HLS Fund and High Yield HLS Fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities.

      SMALL CAPITALIZATION SECURITIES All HLS Funds except the Mortgage Securities HLS Fund and Money Market HLS Fund may invest in equity securities (including securities issued in initial public offerings) of companies with smaller market capitalizations. Because the issuers of small capitalization securities tend to be smaller or less well-established companies, they may have limited product lines, market share or financial resources, may have less historical data with respect to operations and management and may be more dependent on a limited number of key employees. As a result, Small capitalization securities are often less marketable and experience a higher level of price volatility than securities of larger or more well-established companies. Small capitalization securities may be more likely to be offered in initial public offerings. Because securities issued in initial public offerings are being offered to the public for the first time, the market for such securities may be inefficient and less liquid.

      FOREIGN ISSUERS AND NON-DOLLAR SECURITIES Foreign issuers include (1) Companies organized outside of the United States, and (2) foreign governments and agencies or instrumentalities of foreign governments. Non-dollar securities are securities denominated or quoted in foreign currency or paying income in foreign currency.

      Many of the HLS Funds are permitted to invest a portion of their assets in securities of foreign issuers and non-dollar securities, including American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or non-U.S. branch of a U.S. bank. ADRs are traded on a U.S. securities exchange, or in an over-the-counter market, and are denominated in U.S. dollars. GDRs are certificates issued globally and evidence a similar ownership arrangement. GDRs are traded ON foreign securities exchanges and are denominated in foreign currencies. The value of an ADR or a GDR will fluctuate with the value of the underlying security, will reflect any changes in exchange rates and otherwise will involve risks associated with investing in foreign securities. When selecting securities of foreign issuers and non-dollar securities, HIMCO or Wellington Management will evaluate the economic and political climate and the principal securities markets of the country in which an issuer is located.

      The Growth HLS Fund, Focus Growth HLS Fund, Value HLS Fund, and MidCap Value HLS Fund are permitted to invest up to 20% of their total assets in the securities of foreign issuers and non-dollar securities. The Global Health HLS Fund, Global Technology HLS Fund Global Communications HLS Fund, Global Financial Services HLS Fund, International Capital Appreciation HLS Fund, International Small Company HLS Fund, International Opportunities HLS Fund, and Global Advisers HLS Fund may invest all of their assets in such securities.

      The Capital Appreciation HLS Fund, Dividend and Growth HLS Fund, Growth and Income HLS Fund, Small Company HLS Fund, MidCap HLS Fund, Stock HLS Fund and Advisers HLS Fund are permitted to invest up to 20% of their total assets in foreign issuers. The Money Market HLS Fund may invest up to 25% of its total assets (provided such assets are U.S. dollar denominated), the High Yield HLS Fund and Bond HLS Fund are permitted to invest up to 30% of their total assets in foreign issuers. Each of the High Yield HLS Fund and Bond HLS Fund may also invest up to 10% of their total assets in non-dollar securities.

      The Global Leaders HLS Fund invests in at least five countries, one of which may be the United States; however, the fund has no limit on the amount of assets that must be invested in each country. The Global Health HLS Fund and Global Technology HLS Fund each invest in at least three countries, one of which may be the United States; however, the funds have no limit on the amount of assets that must be invested in each country. Under normal circumstances, the International Capital Appreciation Fund invests in at least five countries; the International Small Company Fund invests in at least ten. The Global Health HLS Fund and Global Technology HLS Fund may invest in securities denominated in any currency.

      Investing in securities of foreign issuers involves considerations and potential risks not typically associated with investing in obligations issued by U.S. issuers. Less information may be available about foreign issuers compared with U.S. issuers. For example, foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. In addition, the values of non-dollar securities are affected by changes in currency rates or exchange control regulations, restrictions or prohibition on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in government administration or economic or monetary policy (in the U.S. or outside the U.S.) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies.

      Investing in foreign government debt securities exposes an HLS Fund to the direct or indirect consequences of political, social or economic changes in the developing and emerging countries that issue the securities. The ability and willingness of sovereign obligers in developing and emerging countries or the government authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which the HLS Funds may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and unemployment. Some of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the IMF, the World Bank and other international agencies.

      From time to time, certain of the HLS Funds may invest in securities of issuers located in countries with emerging economies or securities markets. Compared to the United States and other developed countries, developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that are less liquid and trade a small number of securities. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.

      CURRENCY TRANSACTIONS Each HLS Fund, except the Index HLS Fund, Mortgage Securities HLS Fund and Money Market HLS Fund, may engage in currency transactions to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, currency swaps, exchange-listed and over-the-counter ("OTC") currency futures contracts and options thereon and exchange listed and OTC options on currencies.

      Forward currency contracts involve a privately negotiated obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time OF the contract. Currency swaps are agreements to exchange cash flows based on the notional difference between or among two or more currencies. See "Swap Agreements."

      The use of currency transactions to protect the value of an HLS Fund's assets against a decline in the value of a currency does not eliminate potential losses arising from fluctuations in the value of the HLS Fund's underlying securities. Further, the HLS Funds may enter into currency transactions only with counterparties that HIMCO or Wellington Management deems to be creditworthy.

      The HLS Funds may also enter into options and futures contracts relative to foreign currency to hedge against fluctuations in foreign currency rates. See "Options and Futures Contracts" for a discussion of risk factors relating to foreign currency transactions including options and futures contracts related thereto.

      OPTIONS AND FUTURES CONTRACTS In seeking to protect against the effect of changes in equity market values, currency exchange rates or interest rates that are adverse to the present or prospective position of the HLS Funds, for cash flow management, and, to a lesser extent, to enhance returns, each HLS Fund, except the Money Market HLS Fund, may employ certain hedging, income enhancement and risk management techniques, including the purchase and sale of options, futures and options on futures involving equity and debt securities and foreign currencies, aggregates of equity and debt securities, indices of prices of equity and debt securities and other financial indices. An HLS Fund's ability to engage in these practices may be limited by tax considerations and certain other legal considerations.

      An HLS Fund may write covered options and purchase put and call options on individual securities as a partial hedge against an adverse movement in the security and in circumstances consistent with the objective and policies of the HLS Fund. This strategy limits potential capital appreciation in the portfolio securities subject to the put or call option.

      The HLS Funds may also write covered put and call options and purchase put and call options on foreign currencies to hedge against the risk of foreign exchange fluctuations on foreign securities the particular HLS Fund holds in its portfolio or that it intends to purchase. For example, if an HLS Fund enters into a contract to purchase securities denominated in foreign currency, it could effectively establish the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if an HLS Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, the HLS Fund could hedge against such a decline by purchasing a put option on the foreign currency involved.

      Aggregates are composites of equity or debt securities that are not tied to a commonly known index. An index is a measure of the value of a group of securities or other interests. An index assigns relative values to the securities included in that index, and the index fluctuates with changes in the market value of those securities. An HLS Fund may purchase put and call options and write covered put and call options on aggregates of equity and debt securities, and may enter into futures contracts and options thereon for the purchase or sale of aggregates of equity and debt securities, indices of equity and debt securities and other financial indices, all for the purpose of protecting against potential changes in the market value of portfolio securities or in interest rates.

      An HLS Fund may only write covered options. "Covered" means that, so long as an HLS Fund is obligated as the writer of a call option on particular securities or currency, it will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date not earlier than the expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will establish or maintain with its custodian for the term of the option a segregated account consisting of liquid assets having a value equal to the fluctuating market value of the optioned securities or currencies.

      To hedge against fluctuations in currency exchange rates, an HLS Fund may purchase or sell foreign currency futures contracts, and write put and call options and purchase put and call options on such futures contracts. For example, an HLS Fund may use foreign currency futures contracts when it anticipates a general weakening of the foreign currency exchange rate that could adversely affect the market values of the HLS Fund's non-dollar securities holdings. In this case, the sale of futures contracts on the underlying currency may reduce the risk of a reduction in market value caused by foreign currency variations and, by so doing, provide an alternative to the liquidation of securities positions in the HLS Fund and resulting transaction costs. When the HLS Fund anticipates a significant foreign exchange rate increase while intending to invest in a non-dollar security, the HLS Fund may purchase a foreign currency futures contract to hedge or partially hedge against a rise in foreign exchange rates pending completion of the anticipated transaction. Such a purchase of a futures contract would serve as a temporary measure to protect the HLS Fund against any rise in the foreign exchange rate that may add additional costs to acquiring the non-dollar security position. The HLS Fund similarly may use futures contracts on equity and debt securities to hedge against fluctuations in the value of securities it owns or expects to acquire.

      The HLS Funds also may purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk. An HLS Fund may purchase a call option on a foreign currency futures contract to hedge against a rise in the foreign exchange rate while intending to invest in a non-dollar security of the same currency. An HLS Fund may purchase put options on foreign currency futures contracts to hedge against a decline in the foreign exchange rate or the value of its non-dollar securities. An HLS Fund may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of non-dollar securities and in circumstances consistent with an HLS Fund's investment objectives and policies.

      Options on indices are settled in cash, not in delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option. When an HLS Fund writes a covered option on an index, an HLS Fund will be required to deposit and maintain with a custodian liquid assets equal in value to the aggregate exercise price of a put or call option pursuant to the requirements and the rules of the applicable exchange. If, at the close of business on any day, the market value of the deposited securities falls below the contract price, the HLS Fund will deposit with the custodian liquid assets equal in value to the deficiency.

      To the extent that an HLS Fund enters into futures contracts, options on futures contracts and options on foreign currencies that are traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), in each case that are not for "BONA FIDE hedging" purposes (as defined by regulations of the CFTC), the aggregate initial margin and premiums required to establish those positions may not exceed 5% of the liquidation value of the HLS Fund's portfolio, after taking into account the unrealized profits and unrealized losses on any such contracts the HLS Fund has entered into. However, options which are currently exercisable may be excluded in computing the 5% limit.

      Although any one HLS Fund may not employ all or any of the foregoing strategies, its use of options, futures and options thereon and forward currency contracts (as described under "Currency Transactions") would involve certain investment risks and transaction costs to which it might not be subject were such strategies not employed. Such risks include: (1) dependence on the ability of HIMCO or Wellington Management to predict movements in the prices of individual securities, fluctuations in the general securities markets or market sections and movements in interest rates and currency markets; (2) imperfect correlation between movements in the price of the securities or currencies hedged or used for cover; (3) the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which an HLS Fund invests; (4) lack of assurance that a liquid secondary market will exist for any particular option, futures contract, option thereon or forward contract at any particular time, which may affect an HLS Fund's ability to establish or close out a position; (5) possible impediments to effective portfolio management or the ability to meet current obligations caused by the segregation of a large percentage of an HLS Fund's assets to cover its obligations; and (6) the possible need to defer closing out certain options, futures contracts, options thereon and forward contracts in order to continue to qualify as a "regulated investment company" for tax purposes. In the event that the anticipated change in the price of the securities or currencies that are the subject of such a strategy does not occur, it may be that an HLS Fund would have been in a better position had it not used such a strategy.

      SWAP AGREEMENTS Each HLS Fund, except the Index HLS Fund and Money Market HLS Fund, may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a "notional principal amount," in return for payments equal to a fixed rate multiplied by the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

      In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

      Swap agreements will tend to shift an HLS Fund's investment exposure from one type of investment to another. For example, if an HLS Fund agreed to exchange floating rate payments for fixed rate payments, the swap agreement would tend to decrease the HLS Fund's exposure to rising interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of an HLS Fund's investments and its share price and yield.

      The HLS Funds will usually enter into interest rate swaps on a net basis. The net amount of the excess, if any, of an HLS Fund's obligations over its entitlement with respect to each interest rate swap will be covered by an amount consisting of liquid assets having an aggregate net asset value at least equal to the accrued excess maintained by the HLS Fund's custodian in a segregated account. If an HLS Fund enters into a swap on other than a net basis, the HLS Fund will maintain in the segregated account the full amount of the HLS Fund's obligations under each such swap. The HLS Fund may enter into swaps, caps, collars and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by HIMCO or Wellington Management to be creditworthy. If a default occurs by the other party to such transaction, an HLS Fund will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could affect such HLS Fund's rights as a creditor.

      The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, collars and floors are more recent innovations and they are less liquid than swaps. There can be no assurance, however, that an HLS Fund will be able to enter into interest rate swaps or to purchase interest rate caps, collars or floors at prices or on terms HIMCO or Wellington Management, as appropriate, believes are advantageous to such HLS Fund. In addition, although the terms of interest rate swaps, caps, collars and floors may provide for termination, there can be no assurance that an HLS Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps, collars or floors that it has purchased. Interest rate swaps, caps, collars and floors are considered by the SEC to be illiquid.

      The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of an HLS Fund's portfolio securities and depends on HIMCO's or Wellington Management's ability to predict correctly the direction and degree of movements in interest rates. Although the HLS Funds believe that use of the hedging and risk management techniques described above will benefit the HLS Funds, if HIMCO's or Wellington Management's judgment about the direction or extent of the movement in interest rates is incorrect, an HLS Fund's overall performance would be worse than if it had not entered into any such transactions. For example, if an HLS Fund had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, such HLS Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparties under the swap agreement or would have paid the purchase price of the interest rate floor.

      ILLIQUID SECURITIES AND OTHER INVESTMENTS Each HLS Fund is permitted to invest in illiquid securities or other investments. An HLS Fund will not, however, acquire illiquid securities or investments if 15% of its net assets (10% for the Money Market HLS Fund) would consist of such securities or other investments. "Illiquid" securities or investments are those that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine a HLS Fund's net asset value. An HLS Fund may not be able to sell illiquid securities or other investments when HIMCO or Wellington Management considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value due to the unavailability of reliable market quotations for such securities or investments, and investment in them may have an adverse impact on net asset value. Each HLS Fund may purchase certain restricted securities (known as Rule 144A securities) that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines of the board of directors.

      Under current interpretations of the SEC staff, the following types of securities are considered illiquid: (1) repurchase agreements maturing in more than seven days; (2) certain restricted securities (securities whose public resale is subject to legal or contractual restrictions); (3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities or investments that are not readily marketable.

      WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES Each HLS Fund is permitted to purchase or sell securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. While the HLS Funds generally purchase securities on a when-issued basis with the intention of acquiring the securities, the HLS Funds may sell the securities before the settlement date if HIMCO or Wellington Management deems it advisable. At the time an HLS Fund makes the commitment to purchase securities on a when-issued basis, the HLS Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the HLS Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. An HLS Fund will maintain, in a segregated account, liquid assets having a value equal to or greater than the HLS Fund's purchase commitments; likewise an HLS Fund will segregate securities sold on a delayed-delivery basis.

      OTHER INVESTMENT COMPANIES Each HLS Fund, except the Index HLS Fund, is permitted to invest in other investment companies. The investment companies in which an HLS Fund would invest may or may not be registered under the 1940 Act. Securities in certain countries are currently accessible to the HLS Funds only through such investments. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies. Generally, an HLS Fund will not purchase a security of an investment company if, as a result, (1) more than 10% of the HLS Fund's assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any one such investment company being held by the HLS Fund; or (3) more than 5% of the HLS Fund's assets would be invested in any one such investment company.

      LENDING PORTFOLIO SECURITIES Each of the HLS Funds may lend its portfolio securities to broker/dealers and other institutions as a means of earning interest income. The borrower will be required to deposit as collateral, cash, cash equivalents, U.S. government securities or other high quality liquid debt securities that at all times will be at least equal to 100% of the market value of the loaned securities and such amount will be maintained in a segregated account of the respective HLS Fund. While the securities are on loan the borrower will pay the HLS Fund any income accruing thereon.

      Delays or losses could result if a borrower of portfolio securities becomes bankrupt or defaults on its obligation to return the loaned securities. The HLS Funds may lend securities only if: (1) each loan is fully secured by appropriate collateral at all times; and (2) the value of all loaned securities of any HLS Fund is not more than 33.33% of the HLS Fund's total assets taken at the time of the loan (including collateral received in connection with any loans).

                           MANAGEMENT OF THE HLS FUNDS

      The business of each HLS Fund is managed by a Board of Directors, who elect officers who are responsible for the day-to-day operations of the HLS Funds and who execute policies formulated by the directors. The directors and officers of the HLS Fund and their principal business occupations for the last five years are set forth below. Those directors who are deemed to be "interested persons" of the HLS Fund, as that term is defined in the 1940 Act are indicated by an asterisk next to their respective names.


                                       POSITION
                                       HELD WITH                      PRINCIPAL OCCUPATIONS HELD
             NAME, ADDRESS, AGE       THE HLS FUNDS                       DURING LAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------------
WINIFRED ELLEN COLEMAN (age 68)              Director            Ms. Coleman has served as President of Saint Joseph College
27 Buckingham Lane                                               since 1991. She is a Director of LeMoyne College, St. Francis
West Hartford, CT 06117                                          Hospital, Connecticut Higher Education Student Loan
                                                                 Administration, and The National Conference (Greater Hartford
                                                                 Board of Directors).

WILLIAM ATCHISON O'NEILL (age 70)            Director            The Honorable William A. O'Neill served as Governor of the
Box 360                                                          State of Connecticut from 1980 until 1991. He is presently
East Hampton, CT 06424                                           retired.

                                       14

MILLARD HANDLEY PRYOR, JR. (age 68)          Director            Mr. Pryor has served as Managing Director of Pryor & Clark
695 Bloomfield Avenue                                            Company (real estate investment), Hartford, Connecticut,
Bloomfield, CT 06002                                             since June, 1992. He served as Chairman and Chief Executive
                                                                 Officer of Corcap, Inc. from 1988-1992. In addition, Mr.
                                                                 Pryor is a Director of Pryor & Clark Company, Corcap, Inc.,
                                                                 the Wiremold Company, Hoosier Magnetics, Inc., Infodata
                                                                 Systems, Inc. and Pacific Scientific Corporation.

LOWNDES ANDREW SMITH* (age 61)               Director and        Mr. Smith has served as Vice Chairman of Hartford Financial
P.O. Box 2999                                Chairman            Services Group, Inc. since February, 1997, as President and
Hartford, CT 06104-2999                                          Chief Executive Officer of Hartford Life, Inc. since
                                                                 February, 1997, and as President and Chief Operating Officer
                                                                 of The Hartford Life Insurance Companies since January, 1989.
                                                                 He was formerly Senior Vice President and Group Comptroller of The Hartford Insurance Group from 1987-1989. He has been a
                                                                 Director of Connecticut Children's Medical Center since 1993, a Director of American Counsel of Life Insurance from
                                                                 1993-1996 and 1998-present, and a Director of Insurance
                                                                 Marketplace Standards Association from 1996 to present. Mr.
                                                                 Smith is also President and a Director of HIFSCO and HL
                                                                 Advisors.

JOHN KELLEY SPRINGER (age 69)                Director            Mr. Springer currently serves as Chairman of Medspan, Inc.
225 Asylum Avenue                                                (health maintenance organization). From 1986 to 1997 he
Hartford, CT 06103                                               served as Chief Executive Officer of Connecticut Health
                                                                 System, Inc. Formerly, he served as the Chief Executive
                                                                 Officer of Hartford Hospital, Hartford, Connecticut (June,
                                                                 1976 - August, 1989). He is also a Director of Hartford
                                                                 Hospital, and CHS Insurance Ltd. (Chairman).

DAVID M. ZNAMIEROWSKI* (age 40)              President           Mr. Znamierowski currently serves as Senior Vice President,
55 Farmington Avenue                         and Director        Chief Investment Officer and Director of Investment Strategy
Hartford, CT  06105                                              for Hartford Life, Inc. Mr. Znamierowski previously was Vice
                                                                 President, Investment Strategy and Policy with Aetna Life &
                                                                 Casualty Company from 1991 to 1996 and held several positions including Vice President, Corporate Finance with Salomon
                                                                 Brothers from 1986 to 1991. Mr. Znamierowski is also a
                                                                 Director and Senior Vice President of HIFSCO and a Managing
                                                                 Member and Senior Vice President of HL Advisors.

                                       15

PETER CUMMINS (age 63)                       Vice                Mr. Cummins has served as Senior Vice President 1997 and
P. O. Box 2999                               President since     Vice President since 1989 of sales and  marketing of the
Hartford, CT 06104-2999                                          Investment Products Division of Hartford Life Insurance
                                                                 Company. He is also a Director and Senior Vice President of
                                                                 HIFSCO and a Managing Member and Senior Vice President of HL
                                                                 Advisors.

STEPHEN T. JOYCE (age 42)                    Vice                Mr. Joyce currently serves as Senior Vice President and
P. O. Box 2999                               President           director of investment products management for Hartford
Hartford, CT 06104-2999                                          Life Insurance Company. Previously he served as Vice
                                                                 President (1997-1999) and Assistant Vice President
                                                                 (1994-1997) of Hartford Life Insurance Company.

DAVID N. LEVENSON (age 34)                   Vice                Mr. Levenson serves as Senior Vice President of Hartford
P.O. Box 2999                                President           Life Insurance Company and is responsible for the Company's
Hartford, CT 06104-2999                                          mutual funds line of business and its corporate retirement plans line of business. Mr. Levenson joined The Hartford in
                                                                 1995. Mr. Levenson is also a senior vice president of HIFSCO.

THOMAS MICHAEL MARRA (age 43)                Vice                Mr. Marra has served as Chief Operating Officer since 2000,
P.O. Box 2999                                President           Executive Vice President since 1996, and as Senior Vice
Hartford, CT 06104-2999                                          President and Director since 1994 of the Investment Products
                                                                 Division of Hartford Life Insurance Company. Mr. Marra is
                                                                 also a Director and Executive Vice President of HIFSCO and a
                                                                 Managing Member and Executive Vice President of HL Advisors.

JOHN C. WALTERS (age 39)                     Vice                Mr. Walters serves as Executive Vice President and Director
P.O. Box 2999                                President           of the Investment Products Division of  Hartford Life
Hartford, CT 06104-2999                                          Insurance Company. Previously Mr. Walters was with First
                                                                 Union Securities. Mr. Walters is also an Executive Vice
                                                                 President of HIFSCO.

GEORGE RICHARD JAY (age 48)                  Vice                Mr. Jay has served as Secretary and Director, Life and
P.O. Box 2999                                President,          Equity Accounting and Financial Control, of Hartford
Hartford, CT 06104-2999                      Controller          Life Insurance Company since 1987.
                                             and Treasurer

                                       16

KEVIN J. CARR (age 46)                       Vice                Mr. Carr has served as Assistant General Counsel since 1999,
55 Farmington Avenue                         President and       Counsel since November 1996 and Associate Counsel since
Hartford, CT 06105                           Secretary           November 1995, of The Hartford Financial Services Group, Inc.
                                                                 Formerly he served as Counsel of Connecticut Mutual Life
                                                                 Insurance Company from March 1995 to November 1995 and
                                                                 Associate Counsel of 440 Financial Group of Worcester from
                                                                 1994 to 1995. Mr. Carr is also Counsel and Assistant
                                                                 Secretary of HL Advisors and HIFSCO and Assistant Secretary
                                                                 of HIMCO.

DEIRDRE McGUIRE (age 41)                     Vice President      Ms. McGuire has served as a Portfolio Manager for Hartford
55 Farmington Avenue                                             Life Insurance Company and its affiliates since 1992. Ms.
Hartford, CT 06105                                               McGuire joined the company in 1983. Ms. McGuire is an
                                                                 associate in the Society of Actuaries and a Chartered
                                                                 Financial Analyst.

CHRISTOPHER JAMES COSTA (age 36)             Assistant           Mr. Costa has served as the Tax Manager of The Hartford-
P.O. Box 2999                                Secretary           Sponsored Mutual Funds since July 1996. Formerly he served
Hartford, CT 06104-2999                                          as the Tax Manager and Assistant Treasurer of The Phoenix
                                                                 Mutual Funds from June 1994 to June 1996 and as a Tax
                                                                 Consultant with Arthur Andersen LLP from September 1990 to
                                                                 June 1994.



      An Audit Committee and Nominating Committee have been appointed for each fund. Each Committee is made up of those directors who are not "interested persons" of the HLS Fund.

      All officers and directors of the HLS Funds are also officers and directors of The Hartford Mutual Funds, Inc., a family of twenty-three mutual funds.

      COMPENSATION OF OFFICERS AND DIRECTORS The HLS Funds pay no salaries or compensation to any officer or director affiliated with The Hartford. The chart below sets forth the fees paid by the HLS Fund to the non-interested directors for the 2000 fiscal year and certain other information:


                                                    Pension Or                                Total Compensation
                               Aggregate            Retirement Benefits    Estimated Annual   From the HLS Funds
                               Compensation From    Accrued As Part Of     Benefits Upon      And Fund Complex
Name of Person, Position       the HLS Funds        HLS Fund Expenses      Retirement         Paid To Directors*
--------------------------------------------------------------------------------------------------------------------
Robert J. Clark, Director           $28,138                 $0                   $0                 $37,750

Winifred E. Coleman, Director       $28,138                 $0                   $0                 $37,750

William A. O'Neill, Director        $28,138                 $0                   $0                 $37,750

Millard H. Pryor, Director          $25,498                 $0                   $0                 $33,750

John K. Springer, Director          $28,138                 $0                   $0                 $37,750

      *As of December 31, 2000, there were thirty-nine Funds in the Complex (including the HLS Funds).

      As of March 30, 2001, the officers and directors as a group beneficially owned less than 1% of the outstanding shares of each HLS Fund.

      The charter applicable to each HLS Fund provides that the directors, officers and employees of the HLS Fund may be indemnified by the HLS Fund to the fullest extent permitted by Maryland law and the federal securities laws. The bylaws applicable to each HLS Fund provide that the HLS Fund shall indemnify each of its directors, officers and employees against liabilities and expenses reasonably incurred by them, in connection with, or resulting from, any claim, action, suit or proceeding, threatened against or otherwise involving such director, officer or employee, directly or indirectly, by reason of being or having been a director, officer or employee of the HLS Fund. Neither the charter nor the bylaws authorize the HLS Fund to indemnify any director or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

                       INVESTMENT MANAGEMENT ARRANGEMENTS

      Each HLS Fund has entered into an investment advisory agreement with HL Investment Advisors, LLC ("HL Advisors"). The investment advisory agreement provides that HL Advisors, subject to the supervision and approval of each HLS Fund's board of directors, is responsible for the management of each HLS Fund. HL Advisors is responsible for investment management supervision of all HLS Funds. In addition, Hartford Life provides administrative services to the HLS Funds including personnel, services, equipment and facilities and office space for proper operation of the HLS Funds. Although Hartford Life has agreed to arrange for the provision of additional services necessary for the proper operation of the HLS Fund, each HLS Fund pays for these services directly.

      HL Advisors has entered into an investment services agreement with HIMCO for services related to the day-to-day investment and reinvestment of the assets of the Index HLS Fund, Mortgage Securities HLS Fund, Bond HLS Fund, High Yield HLS Fund and Money Market HLS Fund. With respect to the remaining HLS Funds, HL Advisors has entered into an investment sub-advisory agreement with Wellington Management Company. Under the sub-advisory agreement, Wellington Management, subject to the general supervision of the board of directors and HL Advisors, is responsible for (among other things) the day-to-day investment and reinvestment of the assets of such HLS Funds and furnishing each such HLS Fund with advice and recommendations with respect to investments and the purchase and sale of appropriate securities for each HLS Fund.

      As provided by the investment advisory agreements, each HLS Fund pays HL Advisors an investment advisory fee, which is accrued daily and paid monthly, at an annual rate stated as a percentage of the respective HLS Fund's average daily net asset value. HL Advisors, not any HLS Fund, pays the subadvisory fees of Wellington Management as set forth in the Prospectus. HL Advisors pays HIMCO the direct and indirect costs incurred in managing the HIMCO-advised HLS Funds.

      The investment management fee rates are as follows:

INDEX HLS FUND

NET ASSET VALUE                    ANNUAL RATE
---------------                    -----------
All Assets                              0.400%

MONEY MARKET HLS FUND AND MORTGAGE SECURITIES HLS FUND

NET ASSET VALUE                    ANNUAL RATE
---------------                    -----------
All Assets                              0.450%

BOND HLS FUND AND STOCK HLS FUND

NET ASSET VALUE                    ANNUAL RATE
---------------                    -----------
First $250,000,000                      0.525%
Next $250,000,000                       0.500%
Next $500,000,000                       0.475%

                                       18

Amount Over $1 Billion                  0.450%

ADVISERS HLS FUND, CAPITAL APPRECIATION HLS FUND, DIVIDEND AND GROWTH HLS FUND, GLOBAL LEADERS HLS FUND, GROWTH AND INCOME HLS FUND, HIGH YIELD HLS FUND, GLOBAL ADVISERS HLS FUND, SMALL COMPANY HLS FUND, MIDCAP HLS FUND AND INTERNATIONAL OPPORTUNITIES HLS FUND

NET ASSET VALUE                    ANNUAL RATE
---------------                    -----------
First $250,000,000                      0.775%
Next $250,000,000                       0.725%
Next $500,000,000                       0.675%
Amount Over $1 Billion                  0.625%

VALUE HLS FUND AND MIDCAP VALUE HLS FUND

NET ASSET VALUE                    ANNUAL RATE
---------------                    -----------
First $250,000,000                      0.825%
Next $250,000,000                       0.775%
Next $500,000,000                       0.725%
Amount Over $1 Billion                  0.675%

GLOBAL HEALTH HLS FUND, GLOBAL TECHNOLOGY HLS FUND, GLOBAL COMMUNICATIONS HLS FUND, GLOBAL FINANCIAL SERVICES HLS FUND, INTERNATIONAL CAPITAL APPRECIATION HLS FUND, INTERNATIONAL SMALL COMPANY HLS FUND, FOCUS HLS FUND AND FOCUS GROWTH HLS FUND

NET ASSET VALUE                    ANNUAL RATE
---------------                    -----------
First $250,000,000                      0.850%
Next $250,000,000                       0.800%
Amount Over $500,000,000                0.750%

         The sub-advisory fee rates are as follows:

INDEX HLS FUND, MONEY MARKET HLS FUND, BOND HLS FUND, HIGH YIELD HLS FUND AND MORTGAGE SECURITIES HLS FUND

NET ASSET VALUE                    ANNUAL RATE
---------------                    -----------
All Assets                             At Cost

ADVISERS HLS FUND, DIVIDEND AND GROWTH HLS FUND, GROWTH AND INCOME HLS FUND AND STOCK HLS FUND

NET ASSET VALUE                    ANNUAL RATE
---------------                    -----------
First $50,000,000                       0.325%
Next $100,000,000                       0.250%
Next $350,000,000                       0.200%
Amount Over $500,000,000                0.150%

VALUE HLS FUND

NET ASSET VALUE                    ANNUAL RATE
---------------                    -----------
First $50,000,000                       0.350%
Next $100,000,000                       0.275%
Next $350,000,000                       0.225%
Next $500,000,000                       0.200%

                                       19

Amount Over $ 1 Billion                 0.175%

FOCUS HLS FUND

NET ASSET VALUE                    ANNUAL RATE
---------------                    -----------
First $50,000,000                       0.400%
Next $100,000,000                       0.300%
Amount Over $150,000,000                0.250%

CAPITAL APPRECIATION HLS FUND, GLOBAL LEADERS HLS FUND, GLOBAL ADVISERS HLS FUND, SMALL COMPANY HLS FUND, MIDCAP HLS FUND, INTERNATIONAL OPPORTUNITIES HLS FUND AND MIDCAP VALUE HLS FUND

NET ASSET VALUE                    ANNUAL RATE
---------------                    -----------
First $50,000,000                       0.400%
Next $100,000,000                       0.300%
Next $350,000,000                       0.250%
Amount Over $500,000,000                0.200%

INTERNATIONAL CAPITAL APPRECIATION HLS FUND

NET ASSET VALUE                    ANNUAL RATE
---------------                    -----------
First $50,000,000                       0.400%
Next $100,000,000                       0.300%
Next $350,000,000                       0.250%
Amount Over $500,000,000                0.225%

GLOBAL COMMUNICATIONS HLS FUND, GLOBAL FINANCIAL SERVICES HLS FUND, GLOBAL HEALTH HLS FUND AND GLOBAL TECHNOLOGY HLS FUND

NET ASSET VALUE                    ANNUAL RATE
---------------                    -----------
First $100,000,000                      0.450%
Next $400,000,000                       0.350%
Amount Over $500,000,000                0.300%

INTERNATIONAL SMALL COMPANY HLS FUND

NET ASSET VALUE                    ANNUAL RATE
---------------                    -----------
First $50,000,000                       0.400%
Next $100,000,000                       0.350%
Amount Over $150,000,000                0.275%


      For the last three fiscal years, each HLS Fund has paid the following advisory fees to HL Advisors:


HLS FUND NAME                                                     2000             1999              1998
-------------                                                   --------          --------          -------
Global Communications HLS Fund                                      --                  --               --
Global Financial Services HLS Fund                                  --                  --               --
Focus HLS Fund                                                      --                  --               --
Focus Growth HLS Fund                                               --                  --               --


HLS FUND NAME                                                     2000             1999              1998
-------------                                                  --------          --------          -------
Growth HLS Fund                                                     --                   --              --
Value HLS Fund                                                      --                   --              --
MidCap Value HLS Fund                                               --                   --              --
International Capital Appreciation HLS Fund                         --                   --              --
International Small Company HLS Fund                                --                   --              --
Global Health HLS Fund                                        $264,930                   --              --
Global Technology HLS Fund                                    $247,088                   --              --
Capital Appreciation HLS Fund                              $40,698,579          $28,279,376     $23,148,831
Dividend and Growth HLS Fund                               $13,783,433          $14,387,861     $11,746,871
Global Leaders HLS Fund                                     $2,499,273             $315,278          $5,826
Growth and Income HLS Fund                                  $1,876,333             $504,291         $38,069
Index HLS Fund                                              $5,149,099           $4,356,861      $2,931,531
International Opportunities HLS Fund                        $7,392,807           $6,344,130      $5,838,942
MidCap HLS Fund                                             $6,536,373           $1,712,667        $449,736
Small Company HLS Fund                                      $5,105,364           $2,400,827      $1,511,160
Stock HLS Fund                                             $23,920,310          $20,925,628     $15,103,808
Advisers HLS Fund                                          $59,648,251          $56,203,516     $43,114,112
Global Advisers HLS Fund                                    $2,249,084           $1,821,043      $1,429,470
Bond HLS Fund                                               $2,929,792           $2,830,655      $2,165,188
High Yield HLS Fund                                           $322,313             $207,216         $19,214
Mortgage Securities HLS Fund                                  $781,479             $884,063        $838,841
Money Market HLS Fund                                       $2,870,381           $2,688,668      $1,756,465

      Pursuant to the investment advisory agreement, investment sub-advisory and investment services agreements neither HL Advisors, HIMCO nor Wellington Management is liable to the HLS Funds or their shareholders for an error of judgment or mistake of law or for a loss suffered by the HLS Funds in connection with the matters to which their respective agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of HIMCO or Wellington Management in the performance of their duties or from their reckless disregard of the obligations and duties under the applicable agreement.

      HL Advisors, whose principal business address is at 200 Hopmeadow Street, Simsbury, Connecticut 06089, was organized in 1981. As of December 31, 2000, HL Advisors had approximately $ 47.2 billion in assets under management. HIMCO is located at 55 Farmington Avenue, Hartford, Connecticut 06105, was organized in 1996 and is a wholly-owned subsidiary of The Hartford. HIMCO is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. As of December 31, 2000, HIMCO and its wholly-owned subsidiary had approximately $ 65.3 billion in assets under management.

      Wellington Management, 75 State Street, Boston, MA 02109, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of December 31, 2000, Wellington Management had investment management authority with respect to approximately $ 274 billion in assets. Wellington Management is a Massachusetts limited liability partnership. The three managing partners of Wellington Management are Laurie A. Gabriel, Duncan M. McFarland and John R. Ryan.

      The investment advisory agreements, investment subadvisory agreements and investment services agreements continue in effect for two years from initial approval and from year to year thereafter if approved annually by a vote of a majority of the Directors of the HLS Funds including a majority of the Directors who are not parties to an agreement or interested persons of any party to the contract, cast in person at a meeting called for the purpose of voting on such approval, or by holders of a majority of the applicable HLS Fund's outstanding voting securities. The contract automatically terminates upon assignment as defined under the 1940 Act. The investment advisory agreement may be terminated without penalty on 60 days' notice at the option of either party to the respective contract or by vote of the holders of a majority of the outstanding voting securities of the applicable HLS Fund. The investment subadvisory agreements and investment services agreements may be terminated at any time without the payment of any penalty by the Board of Directors, by vote of a majority of the outstanding voting securities of the respective HLS Fund or by HL Advisors, upon 60 days' notice to HIMCO and Wellington Management, and by Wellington Management or HIMCO upon 90 days' written notice to HL Advisors (with respect to that HLS Fund only). The investment subadvisory agreement and investment services agreements terminate automatically upon the termination of the corresponding investment advisory agreement.

      HL Advisors may make payments from time to time from its own resources, which may include the management fees paid by the HLS Fund to compensate broker dealers, depository institutions, or other persons for providing distribution assistance and administrative services and to otherwise indirectly promote the sale of shares of the HLS Funds by promoting the sale of variable contracts including paying for the preparation, printing and distribution of prospectuses and sales literature or other promotional activities.

      Each fund and each adviser, sub-adviser and principal underwriter to each fund has adopted a Code of Ethics designed to protect the interests of each fund's shareholders. Under each Code of Ethics investment personnel are permitted to trade securities for their own account subject to a number of restrictions. Each Code of Ethics has been filed with the SEC and may be viewed by the public.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

      The HLS Funds have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to any policy established by the board of directors, HIMCO and Wellington Management are primarily responsible for the investment decisions of each HLS Fund and the placing of its portfolio transactions. In placing orders, it is the policy of each HLS Fund to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction and difficulty of execution. While HIMCO and Wellington Management generally seek reasonably competitive spreads or commissions, the HLS Funds will not necessarily pay the lowest possible spread or commission. Upon instructions from the HLS Funds, HIMCO and Wellington Management may direct brokerage transactions to broker/dealers who also sell shares of the HLS Funds.

      Although the rules of the National Association of Securities Dealers, Inc. prohibit its members from seeking orders for the execution of investment company portfolio transactions on the basis of their sales of investment company shares, under such rules, sales of investment company shares may be considered by the investment company in selecting brokers to execute portfolio transactions. Accordingly, some portfolio transactions are, subject to such rules and to obtaining best prices and executions, effected through dealers who indirectly sell shares of the Funds by selling variable contracts.

      HIMCO and Wellington Management generally deal directly with the dealers who make a market in the securities involved (unless better prices and execution are available elsewhere) if the securities are traded primarily in the over-the-counter market. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. Portfolio securities in the Money Market HLS Fund normally are purchased directly from, or sold directly to, the issuer, an underwriter or market maker for the securities. There usually are no brokerage commissions paid by the Money Market HLS Fund for such purchases or sales.

      While HIMCO and Wellington Management seek to obtain the most favorable net results in effecting transactions in an HLS Fund's portfolio securities, dealers who provide investment research to HIMCO or Wellington Management may receive orders for transactions from HIMCO or Wellington Management. Such research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry, or economic sector. If, in the judgment of HIMCO or Wellington Management, an HLS Fund will be benefited by such research services, HIMCO and Wellington Management are authorized to pay spreads or commissions to brokers or dealers furnishing such services which are in excess of spreads or commissions which another broker or dealer may charge for the same transaction. Information so received is in addition to and not in lieu of the services required to be performed by HIMCO and Wellington Management under the investment advisory agreement or the investment sub-advisory agreement. The expenses of HIMCO and Wellington Management are not necessarily reduced as a result of the receipt of such supplemental information. HIMCO and Wellington Management may use such supplemental research in providing investment advice to portfolios other than those for which the transactions are made. Similarly, the HLS Funds may benefit from such research obtained by HIMCO and Wellington Management for portfolio transactions for other clients.

      Investment decisions for the HLS Funds are made independently from those of any other clients that are managed by HIMCO, Wellington Management or their affiliates. If, however, accounts managed by HIMCO or Wellington Management are simultaneously engaged in the purchase of the same security, then, as authorized by each HLS Fund's board of directors, available securities may be allocated to each HLS Fund or other client account and may be averaged as to price in whatever manner HIMCO or Wellington Management deems to be fair. Such allocation and pricing may affect the amount of brokerage commissions paid by each HLS Fund. In some cases, this system might adversely affect the price paid by an HLS Fund (for example, during periods of rapidly rising or falling interest rates) or limit the size of the position obtainable for an HLS Fund (for example, in the case of a small issue). Accounts managed by HIMCO or Wellington (or their affiliates) may hold securities held by an HLS Fund. Because of different investment objectives or other factors, a particular security may be bought by IMCO or Wellington Management for one or more clients when one or more clients are selling the same security.

      For the last three fiscal years, each HLS Fund has paid the following brokerage commissions:


FUND NAME                                                    2000             1999           1998
---------                                                   --------        --------       --------
Global Communications HLS Fund                                    --              --            --
Global Financial Services HLS Fund                                --              --            --
Focus HLS Fund                                                    --              --            --
Focus Growth HLS Fund                                             --              --            --
Growth HLS Fund                                                   --              --            --
Value HLS Fund                                                    --              --            --
MidCap Value HLS Fund                                             --              --            --
International Capital Appreciation HLS Fund                       --              --            --
International Small Company HLS Fund                              --              --            --
Global Health HLS Fund                                      $130,957              --            --
Global Technology HLS Fund                                   $97,774              --            --
Capital Appreciation HLS Fund                            $15,249,703      $9,414,734    $6,278,243
Dividend and Growth HLS Fund                              $4,145,091      $3,991,949    $3,315,868
Global Leaders HLS Fund                                   $3,697,328        $406,575        $8,481
Growth and Income HLS Fund                                  $383,999        $142,956       $13,302
Index HLS Fund                                              $147,865        $168,000      $163,000
International Opportunities HLS Fund                      $8,161,531      $7,376,146    $8,353,895
MidCap HLS Fund                                           $3,385,103        $977,321      $277,583
Small Company HLS Fund                                    $2,282,267      $1,012,220    $1,237,532
Stock HLS Fund                                            $2,282,267      $6,262,227    $3,533,875
Advisers HLS Fund                                         $5,591,379      $6,017,777    $3,712,596
Global Advisers HLS Fund                                  $1,225,622      $1,079,028    $1,084,719
Bond HLS Fund                                                 N/A            N/A            N/A
High Yield HLS Fund                                           N/A            N/A            N/A
Mortgage Securities HLS Fund                                  N/A            N/A            N/A

                                       23

Money Market HLS Fund                                         N/A            N/A            N/A

      Changes in the amounts of brokerage commissions paid generally reflect increases in the total assets of an HLS Fund and/or changes in portfolio turnover rates.

      The following table shows the dollar amount of brokerage commissions paid to firms that provided research and execution services and the approximate dollar amount of the transactions involved for the fiscal year ended December 31, 2000.

                                                   COMMISSIONS PAID TO         TOTAL AMOUNT OF TRANSACTION TO
                                                 FIRMS FOR EXECUTION AND      FIRMS FOR EXECUTION AND RESEARCH
HLS FUND NAME                                        RESEARCH SERVICES                SERVICES
Global Communications HLS Fund                               $1,450                   $2,221,822
Global Financial Services HLS Fund                               --                           --
Focus HLS Fund                                                   --                           --
Focus Growth HLS Fund                                            --                           --
Growth HLS Fund                                                $855                   $1,986,024
Value HLS Fund                                                   --                           --
MidCap Value HLS Fund                                            --                           --
International Capital Appreciation HLS Fund                      --                           --
International Small Company HLS Fund                             --                           --
Global Health HLS Fund                                      $20,466                  $35,715,371
Global Technology HLS Fund                                  $21,089                  $31,567,008
Capital Appreciation HLS Fund                            $1,074,081                 $822,275,087
Dividend and Growth HLS Fund                               $430,153                 $499,884,350
Global Leaders HLS Fund                                    $158,205                 $162,321,959
Growth and Income HLS Fund                                 $120,954                 $238,274,539
Index HLS Fund                                                   --                           --
International Opportunities HLS Fund                        $12,959                   $6,994,937
MidCap HLS Fund                                            $253,338                 $241,533,511
Small Company HLS Fund                                      $78,725                  $85,600,914
Stock HLS Fund                                             $697,104                 $742,547,266
Advisers HLS Fund                                          $703,885                 $771,163,559
Global Advisers HLS Fund                                     $1,068                     $561,716
Bond HLS Fund                                                    --                           --
High Yield HLS Fund                                              --                           --
Mortgage Securities HLS Fund                                     --                           --
Money Market HLS Fund                                            --                           --

                                HLS FUND EXPENSES

      Each HLS Fund assumes and pays the following costs and expenses: interest; taxes; brokerage charges (which may be to affiliated broker-dealers); costs of preparing, printing and filing any amendments or supplements to the registration forms of each HLS Fund and its securities; all federal and state registration, qualification and filing costs and fees, (except the initial costs and fees, which will be borne by Hartford Life), issuance and redemption expenses, transfer agency and dividend and distribution disbursing agency costs and expenses; custodian fees and expenses; accounting, auditing and legal expenses; fidelity bond and other insurance premiums; fees and salaries of directors, officers and employees of each HLS Fund other than those who are also officers of Hartford Life; industry membership dues; all annual and semiannual reports and prospectuses mailed to each HLS Fund's shareholders as well as all quarterly, annual and any other periodic report required to be filed with the SEC or with any state; any notices required by a federal or state regulatory authority, and any proxy solicitation materials directed to each HLS Fund's shareholders as well as all printing, mailing and tabulation costs incurred in connection therewith, and any expenses incurred in connection with the holding of meetings of each HLS Fund's shareholders, expenses related to distribution activities as provided under each HLS Fund's Rule 12b-1 distribution plan for Class IB shares and other miscellaneous expenses related directly to the HLS Funds' operations and interest.

                             HLS FUND ADMINISTRATION

      An Administrative Services Agreement between each HLS Fund and Hartford Life provides that Hartford Life will manage the business affairs and provide administrative services to each HLS Fund. Under the terms of these Agreements, Hartford Life will provide the following: administrative personnel, services, equipment and facilities and office space for proper operation of the HLS Funds. Hartford Life has also agreed to arrange for the provision of additional services necessary for the proper operation of the HLS Funds, although the HLS Funds pay for these services directly. As compensation for the services to be performed by Hartford Life, each HLS Fund pays to Hartford Life, as promptly as possible after the last day of each month, a monthly fee equal to the annual rate of .20% of the average daily net assets of the HLS Fund. In addition to the administrative services fee, Hartford Life is compensated for fund accounting services at a competitive market rate.

      For the last three fiscal years, each HLS Fund has paid the following administrative fees to Hartford Life:


HLS FUND NAME                                                  2000                1999                1998
-------------                                                ---------          ----------          --------
Global Communications HLS Fund                                      --                 --                 --
Global Financial Services HLS Fund                                  --                 --                 --
Focus HLS Fund                                                      --                 --                 --
Focus Growth HLS Fund                                               --                 --                 --
Growth HLS Fund                                                     --                 --                 --
Value HLS Fund                                                      --                 --                 --
MidCap Value HLS Fund                                               --                 --                 --
International Capital Appreciation HLS Fund                         --                 --                 --
International Small Company HLS Fund                                --                 --                 --
Global Health HLS Fund                                         $81,517                 --                 --
Global Technology HLS Fund                                     $76,027                 --                 --
Capital Appreciation HLS Fund                              $18,740,088        $12,896,177         $9,497,866
Dividend and Growth HLS Fund                                $6,073,393         $6,358,994         $4,656,224
Global Leaders HLS Fund                                       $909,841           $108,269             $2,027
Growth and Income HLS Fund                                    $667,783           $174,191            $12,712
Index HLS Fund                                              $5,149,099         $4,356,861         $2,669,517
International Opportunities HLS Fund                        $3,066,040         $2,573,708         $2,115,423
MidCap HLS Fund                                             $2,672,206           $610,859           $144,116
Small Company HLS Fund                                      $1,998,694           $870,967           $481,386
Stock HLS Fund                                             $18,785,259        $16,390,499        $10,675,568
Advisers HLS Fund                                          $27,656,837        $26,036,945        $18,087,300
Global Advisers HLS Fund                                      $809,040           $646,111           $453,310
Bond HLS Fund                                               $1,995,157         $1,922,419         $1,314,094
High Yield HLS Fund                                           $112,109            $71,775             $6,684
Mortgage Securities HLS Fund                                  $625,183           $707,251           $609,614
Money Market HLS Fund                                       $2,296,305         $2,150,934         $1,284,777

                            DISTRIBUTION ARRANGEMENTS

      Each Fund's shares are sold by Hartford Securities Distribution Company (the "distributor") on a continuous basis to separate accounts sponsored by The Hartford and its affiliates and to certain qualified retirement plans.

      Each Fund has adopted separate distribution plans (the "Plans") for Class IB shares pursuant to appropriate resolutions of each Fund's board of directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rule of the NASD regarding asset based sales charges.

      Pursuant to the Plans, each Fund may compensate the distributor for its expenditures in financing any activity primarily intended to result in the sale of HLS Fund shares. The expenses of each HLS Fund pursuant to each Plan are accrued on a fiscal year basis and may not exceed, the annual rate of 0.25% of each HLS Fund's average daily net assets attributable to Class IB shares. All or any portion of this fee may be remitted to dealers who provide distribution or shareholder account services.

      Distribution fees paid to the distributor may be spent on any activities or expenses primarily intended to result in the sale of each Fund's shares including (a) compensation to and expenses, including overhead and telephone expenses, of employees of the distributor engaged in the distribution of the Class IB shares; (b) printing and mailing of prospectuses, statements of additional information, and reports for prospective purchasers of variable annuity contracts or variable life insurance contracts ("Variable Contracts") investing indirectly in Class IB shares; (c) compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of Variable Contracts investing indirectly in Class IB shares; (d) expenses relating to the development, preparation, printing, and mailing of Fund advertisements, sales literature, and other promotional materials describing and/or relating to the Fund; (e) expenses of holding seminars and sales meetings designed to promote the distribution of the Class IB shares; (f) expenses of obtaining information and providing explanations to variable contract owners regarding Fund investment objectives and policies and other information about the Fund, including performance; (g) expenses of training sales personnel regarding the Fund; (h) expenses of compensating sales personnel in connection with the allocation of cash values and premiums of the Variable Contracts to the fund; and (i) expenses of personal services and/or maintenance of Variable Contract accounts with respect to Class IB shares attributable to such accounts. These Plans are considered compensation type plans, which means the distributor is paid the agreed upon fee regardless of the distributor's expenditures.

      In accordance with the terms of the Plans, the distributor provides to each HLS Fund, for review by each Fund's board of directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made.

      The Plans were adopted by a majority vote of the board of directors, including at least a majority of directors who are not, and were not at the time they voted, interested persons of each fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the directors identified and considered a number of potential benefits which the Plans may provide including the potential to increase assets in order to benefit from economics of scale. The board of directors believes that there is a reasonable likelihood that the Plans will benefit the Class IB shareholders of each HLS Fund. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of each Fund affected thereby, and material amendments to the Plans must also be approved by the board of directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors who are not interested persons of each Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a "majority of the outstanding voting securities" of each Fund affected thereby. A Plan will automatically terminate in the event of its assignment.

      For the last two fiscal years, the following 12b-1 fees were paid by the Class IB Shares of the HLS Funds in the years indicated:


             HLS FUND NAME                                   2000                      1999
             -------------                                 ----------                ---------
Global Communications HLS Fund                                   --                       --
Global Financial Services HLS Fund                               --                       --
Focus HLS Fund                                                   --                       --
Focus Growth HLS Fund                                            --                       --
Growth HLS Fund                                                  --                       --
Value HLS Fund                                                   --                       --
MidCap Value HLS Fund                                            --                       --
International Capital Appreciation HLS Fund                      --                       --
International Small Company HLS Fund                             --                       --
Global Health HLS Fund                                       $4,142                       --
Global Technology HLS Fund                                   $4,811                       --
Capital Appreciation HLS Fund                              $120,031                  $21,889
Dividend and Growth HLS Fund                                $37,668                  $23,523
Global Leaders HLS Fund                                     $16,261                      $81
Growth and Income HLS Fund                                   $8,772                      $22
Index HLS Fund                                              $10,569                       $3
International Opportunities HLS Fund                         $2,532                   $2,532
MidCap HLS Fund                                             $27,656                       $3
Small Company HLS Fund                                      $47,276                   $6,982
Stock HLS Fund                                             $150,489                  $48,441
Advisers HLS Fund                                          $333,832                 $147,810
Global Advisers HLS Fund                                     $3,453                       $3
Bond HLS Fund                                               $38,668                  $17,793
High Yield HLS Fund                                          $1,362                     $191
Mortgage Securities HLS Fund                                   $585                       $3
Money Market HLS Fund                                       $30,074                  $10,172

      The entire amount of 12b-1 fees listed above were paid to dealers as compensation.

                        DETERMINATION OF NET ASSET VALUE

      The net asset value of the shares of each HLS Fund is determined by Hartford Life in the manner described in the HLS Funds' Prospectus. The HLS Funds are closed for business and do not price their shares on the following business holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and other holidays observed by the New York Stock Exchange. Securities held by each HLS Fund other than the Money Market HLS Fund are valued as follows: debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Short-term securities held in the Money Market HLS Fund are valued at amortized cost or original cost plus accrued interest receivable, both of which approximate market value. All other HLS Funds' debt investments with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. From such time until maturity, the investments are valued at amortized cost.

      Equity securities are valued at the last sale price reported on principal securities exchanges on which it is traded. If no sale took place on a particular day and in the case of certain equity securities traded over-the-counter, then such securities are valued at the mean between the bid and asked prices. Securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate at the end of the reporting period. Options are valued at the last sales price; if no sale took place on a particular day, then options are valued at the mean between the bid and asked prices. Securities for which market quotations are not readily available and all other assets are valued in good faith at fair value by, or under guidelines established by, the HLS Funds' board of directors.

      Under the amortized cost method of valuation, an instrument is valued at cost and the interest payable at maturity upon the instrument is accrued as income, on a daily basis, over the remaining life of the instrument. Neither the amount of daily income nor the net asset value is affected by unrealized appreciation or depreciation of the portfolio's investments assuming the instrument's obligation is paid in full on maturity.

      The amortized cost method of valuation permits the Money Market HLS Fund to maintain a stable $1.00 net asset value per share. The Fund's board of directors periodically reviews the extent of any deviation from the $1.00 per share value that would occur if a method of valuation based on market prices and estimates were used. In the event such a deviation would exceed one-half of one percent, the board of directors will promptly consider any action that reasonably should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include selling portfolio securities prior to maturity, not declaring earned income dividends, valuing portfolio securities on the basis of current market prices, if available, or, if not available, at fair market value as determined in good faith by the board of directors, and (considered highly unlikely by management of the Fund) redemption of shares in kind (I.E., portfolio securities). In periods of declining interest rates, the indicated daily yield on shares of the portfolio computed using amortized cost may tend to be higher than a similar computation made using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield on shares of the portfolio computed using amortized cost may tend to be lower than a similar computation made using a method of valuation based upon market prices and estimates.

                        PURCHASE AND REDEMPTION OF SHARES

      For information regarding the purchase or sale (redemption) of HLS Fund shares, see "Purchase of Fund Shares" in the HLS Funds' Prospectus.

                            SUSPENSION OF REDEMPTIONS

      An HLS Fund may not suspend a shareholder's right of redemption, or postpone payment for a redemption for more than seven days, unless the New York Stock Exchange (NYSE) is closed for other than customary weekends or holidays, or trading on the NYSE is restricted, or for any period during which an emergency exists as a result of which (1) disposal by an HLS Fund of securities owned by it is not reasonably practicable, (2) it is not reasonably practicable for an HLS Fund to fairly determine the value of its assets, or (3) for such other periods as the SEC may permit for the protection of investors.

                  OWNERSHIP AND CAPITALIZATION OF THE HLS FUNDS

      CAPITAL STOCK The board of directors is authorized, without further shareholder approval, to authorize additional shares and to classify and reclassify the HLS Funds into one or more classes. Accordingly, the directors have authorized the issuance of two classes of shares of the HLS Funds designated as Class IA and Class IB shares. The shares of each class represent an interest in the same portfolio of investments of the HLS Funds and have equal rights as to voting, redemption, and liquidation. However, each class bears different expenses and therefore the net asset values of the two classes and any dividends declared may differ between the two classes.

      Pursuant to state insurance law, Hartford Life, or its affiliates, is the owner of all HLS shares held in Hartford Life's separate accounts. The shares are held for the benefit of Hartford Life's contractholders and policy owners. In addition to Hartford Life, the following entity owns 5% or more of each class of HLS shares.

      As of March 31, 2000, HL Advisors owned shares in the following HLS Funds:


                                                     PERCENTAGE OF OWNERSHIP
FUND                                                CLASS IA         CLASS IB
Global Communications HLS Fund                      100%             100%
Global Financial Services HLS Fund                  100%             100%
Focus Growth HLS Fund                               100%             100%
Growth HLS Fund                                     100%             100%

      SHARE CLASSES Under each HLS Fund's multi-class plan, shares of each class of an HLS Fund represent an equal pro-rata interest in that HLS Fund and, generally, shall have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class shall have a different designation; (b) each class of shares shall bear its "Class Expenses;" (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; (d) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (e) each class may have separate exchange privileges; and (f) each class may have different conversion features, although a conversion feature is not currently contemplated. Expenses currently designated as "Class Expenses" by the HLS Fund's board of directors are currently limited to payments made to the distributor for the Class IB shares, pursuant to the Distribution Plan for the Class IB shares.

      VOTING Each shareholder is entitled to one vote for each share of the HLS Funds held upon all matters submitted to the shareholders generally. Hartford Life, or its affiliates, is the shareholder of record for all HLS Funds. Hartford Life will vote all HLS Fund shares, pro-rata, according to the written instructions of the owners of Variable Contracts indirectly invested in the HLS Funds.

      Matters in which the interests of all the Funds are substantially identical (such as the election of directors or the ratification of the selection of the independent accountants) are voted on by all shareholders without regard to the separate Funds. Matters that affect all or several Funds, but where the interests of the Funds are not substantially identical (such as approval of an investment management agreement) are voted on separately by the shareholders of each Fund for their Fund. Matters that affect only one Fund (such as a change in its fundamental policies) are voted on separately for the Fund by the shareholders of that Fund. Likewise, matters that affect only one class of shares of a Fund (such as approval of a plan of distribution) are voted on separately for that class by the holders of shares of that class.

      OTHER RIGHTS Each share of HLS Fund stock, when issued and paid for in accordance with the terms of the offering, will be fully paid and non-assessable. Shares of HLS Fund stock have no pre-emptive, subscription or conversion rights. Upon liquidation of an HLS Fund, the shareholders of that HLS Fund shall be entitled to share, pro rata, in any assets of the HLS Fund after discharge of all liabilities and payment of the expenses of liquidation.

                             INVESTMENT PERFORMANCE

A.    MONEY MARKET HLS FUND

      In accordance with regulations prescribed by the SEC, the HLS Fund is required to compute the Money Market HLS Fund's current annualized yield for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one share of the Money Market HLS Fund at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis.

      The SEC also permits the HLS Fund to disclose the effective yield of the Money Market HLS Fund for the same seven-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

      The yield on amounts held in the Money Market HLS Fund normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market HLS Fund's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market HLS Fund, the types and quality of portfolio securities held by the Money Market HLS Fund, any default by issuers of investments held by the Money Market HLS Fund and its operating expenses.

      For the seven-day period ending December 31, 2000 the Money Market HLS Fund's annualized yield for Class IA and Class IB was 6.20% and 6.01% respectively. For the same period the effective yield for Class IA and Class IB was 6.39% and 6.20% respectively.

Example:

      Assumptions:

      Value of a hypothetical pre-existing account with exactly one share of Class IA at the beginning of the period: $1.000000

      Value of the same account (excluding capital changes) at the end of the seven day period: $1.0011898 This value would include the value of any additional shares purchased with dividends from the original share, and all dividends declared on both the original share and any such additional shares.

      Calculation:
        Ending account value                                         $1.0011898
        Less beginning account value                                   1.000000

        Net change in account value                                  $ .0011898
        Base period return:                    $.0011898/$1.000000 =   .0011898
        (adjusted change/beginning account value)

        Current yield =                    .0011898 X (365/7) =            6.20%
        Effective yield =                  (1 + .0011898)^(365/7) - 1 =    6.39%

      The current yield and effective yield information will fluctuate, and publication of yield information may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies. In addition, the current yield and effective yield information may be of limited use for comparative purposes because it does not reflect charges imposed at the Separate Account level which, if included, would decrease the yield.

B.    OTHER FUNDS

      STANDARDIZED AVERAGE ANNUAL TOTAL RETURN QUOTATIONS Average annual total return quotations for the HLS Funds are computed by finding the average annual compounded rates of return that would cause a hypothetical investment made on the first day of a designated period to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

                                        n
                                  P(1+T) = ERV

Where:
P  =  a hypothetical initial payment of       n    =  number of years
      $1,000, less the maximum sales load
      applicable to a Fund                    ERV  =  ending redeemable value of
                                                      the hypothetical $1,000
                                                      initial payment made at
T  =  average annual total return                     the beginning of the
                                                      designated period (or
                                                      fractional portion
                                                      thereof)

      The computation above assumes that all dividends and distributions made by an HLS Fund are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

      One of the primary methods used to measure performance is "total return." "Total return" will normally represent the percentage change in value of a class of an HLS Fund, or of a hypothetical investment in a class of an HLS Fund, over any period up to the lifetime of the class. Unless otherwise indicated, total return calculations will assume the deduction of the maximum sales charge and usually assume the reinvestment of all dividends and capital gains distributions and will be expressed as a percentage increase or decrease from an initial value, for the entire period or for one or more specified periods within the entire period. Total return calculations that do not reflect the reduction of sales charges will be higher than those that do reflect such charges.

      Total return percentages for periods longer than one year will usually be accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values, without percentages. Past performance cannot guarantee any particular future result. In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to the mean account size of a class of the HLS Fund.

      Each HLS Fund's average annual total return quotations and yield quotations as they may appear in the Prospectus, this SAI or in advertising are calculated by standard methods prescribed by the SEC unless otherwise indicated.

      NON-STANDARDIZED PERFORMANCE In addition, in order to more completely represent an HLS Fund's performance or more accurately compare such performance to other measures of investment return, an HLS Fund also may include in advertisements, sales literature and shareholder reports other total return performance data ("Non-Standardized Return"). Non-Standardized Return may be quoted for the same or different periods as those for which Standardized Return is quoted; it may consist of an aggregate or average annual percentage rate of return, actual year-by-year rates or any combination thereof. Non-Standardized Return may or may not take sales charges into account; performance data calculated without taking the effect of sales charges into account will be higher than data including the effect of such charges. All non-standardized performance will be advertised only if the standard performance data for the same period, as well as for the required periods, is also presented.

      In contrast to Class IA shares, the Class IB shares charge 12b-1 fees to cover distribution expenses. Because the historical performance of Class IA shares may be helpful to a prospective investor's decision, the HLS Funds may advertise standard average annual total return for Class IA shares and, when available, Class IB shares.

      The chart below sets forth certain standardized and non-standardized performance information as of December 31, 2000 for the Class IA and Class IB shares of each HLS Fund. Past performance is no guarantee and is not necessarily indicative of future performance of the shares. The actual annual returns for the shares may vary significantly from the past and future performance. Investment returns and the value of the shares will fluctuate in response to market and economic conditions as well as other factors and shares, when redeemed, may be worth more or less than their original cost. Total returns are based on capital changes plus reinvestment of all distributions for the time periods noted in the charts below.

      The manner in which total return and yield are calculated is described above. The following table sets forth the average annual total return and, where applicable, the yield for each HLS Fund shown for periods ending December 31, 2000. The other Funds commenced operations in 2000 or 2001.


                                                                       TOTAL RETURN                       YIELD
                                                    ------------------------------------------------   -----------
HLS FUND                                              SINCE                                               30-DAY
(INCEPTION DATE)                                     INCEPTION      1 YEAR      5 YEARS     10 YEARS       YIELD
                                                    -----------   ---------   ----------   ---------   ------------
Capital Appreciation HLS Fund
   Class IA (April 2, 1984)                           18.40%       13.22%     21.56%       22.67%         N/A
   Class IB (April 1, 1998)                           17.97%       13.02%      N/A          N/A           N/A

Dividend and Growth HLS Fund
   Class IA (March 8, 1994)                           17.86%       10.95%     17.13%        N/A           N/A
   Class IB (April 1, 1998)                            7.07%       10.75%      N/A          N/A           N/A

Global Leaders HLS Fund
   Class IA (September 30, 1998)                      31.15%       -7.06%      N/A          N/A           N/A
   Class IB (September 30, 1998)                      30.92%       -7.22%      N/A          N/A           N/A

Growth and Income HLS Fund
   Class IA (May 29, 1998)                            12.85%       -5.64%      N/A          N/A           N/A
   Class IB (May 29, 1998)                            12.61%       -5.81%      N/A          N/A           N/A

Index HLS Fund
   Class IA (May 1, 1987)                             13.92%       -9.50%     17.72%       16.75%         N/A
   Class IB (November 9, 1999)                        -2.35%       -9.66%      N/A          N/A           N/A

International Opportunities HLS Fund
   Class IA (July 2, 1990)                             7.42%      -17.10%      8.25%        9.14%          N/A
   Class IB (April 1, 1998)                            4.95%      -17.25%      N/A          N/A            N/A

MidCap HLS Fund
   Class IA (July 15, 1997)                           33.76%       25.42%      N/A          N/A           N/A
   Class IB (November 9, 1999)                        44.12%       25.20%      N/A          N/A           N/A

Small Company HLS Fund
   Class IA (August 9, 1996)                          17.60%      -13.12%      N/A          N/A           N/A
   Class IB (April 1, 1998)                           13.49%      -13.28%      N/A          N/A           N/A

Stock HLS Fund
   Class IA (August 31, 1977)                         15.17%       -7.04%     19.41%       17.48%         N/A
   Class IB (April 1, 1998)                            9.22%       -7.21%      N/A          N/A           N/A

Advisers HLS Fund
   Class IA (March 31, 1983)                          12.83%        -.75%     14.71%       13.75%         N/A
   Class IB (April 1, 1998)                            7.63%        -.92%      N/A          N/A           N/A

                                                                       TOTAL RETURN                       YIELD
                                                    ------------------------------------------------   -----------
HLS FUND                                              SINCE                                               30-DAY
(INCEPTION DATE)                                     INCEPTION      1 YEAR      5 YEARS     10 YEARS       YIELD
                                                    -----------   ---------   ----------   ---------   ------------
Global Advisers HLS Fund
   Class IA (March 1, 1995)                           10.30%       -6.63%      8.99%        N/A           N/A
   Class IB (November 9, 1999)                         1.67%       -6.80%      N/A          N/A           N/A

Bond HLS Fund
   Class IA (August 31, 1977)                          8.67%       11.99%      6.47%        7.75%        6.13%
   Class IB (April 1, 1998)                            5.46%       11.79%      N/A          N/A          5.94%

High Yield HLS Fund
   Class IA (September 30, 1998)                       4.18%        1.03%      N/A          N/A         10.75%
   Class IB (September 30, 1998)                       3.99%         .85%      N/A          N/A         10.55%

Mortgage Securities HLS Fund
   Class IA (January 1, 1985)                          8.50%       10.28%      6.48%        7.16%        6.68%
   Class IB (November 9, 1999)                         8.18%       10.08%      N/A          N/A          6.48%

Money Market HLS Fund
   Class IA (June 30, 1980)                            7.31%        6.10%      5.35%        4.90%         N/A
   Class IB (April 1, 1998)                            5.23%        5.91%      N/A          N/A           N/A

      Each HLS Fund may also publish its distribution rate and/or its effective distribution rate. An HLS Fund's distribution rate is computed by dividing the most recent monthly distribution per share annualized, by the current net asset value per share. An HLS Fund's effective distribution rate is computed by dividing the distribution rate by the ratio used to annualize the most recent monthly distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. An HLS Fund's yield is calculated using a standardized formula, the income component of which is computed from the yields to maturity of all debt obligations held by the HLS Fund based on prescribed methods (with all purchases and sales of securities during such period included in the income calculation on a settlement date basis), whereas the distribution rate is based on an HLS Fund's last monthly distribution. An HLS Fund's monthly distribution tends to be relatively stable and may be more or less than the amount of net investment income and short-term capital gain actually earned by the HLS Fund during the month (see "Dividends, Capital Gains and Taxes" in the HLS Funds' Prospectus).

      Other data that may be advertised or published about each HLS Fund include the average portfolio quality, the average portfolio maturity and the average portfolio duration.

      STANDARDIZED YIELD QUOTATIONS The yield of a class is computed by dividing the class's net investment income per share during a base period of 30 days, or one month, by the maximum offering price per share of the class on the last day of such base period in accordance with the following formula:

                                    a-b     6
                                 2[(--- + 1) - 1]
                                    cd

Where:

a  =  net investment income earned during        c  =  the average daily number of shares of
      the period attributable to the subject           the subject class outstanding during
      class                                            the period that were entitled to
b  =  net expenses accrued for the period              receive dividends
      attributable to the subject class          d  =  the maximum offering price per share
                                                       of the subject class on the last day
                                                       of the period

      Net investment income will be determined in accordance with rules established by the SEC.

      GENERAL INFORMATION From time to time, the HLS Funds may advertise their performance compared to similar funds using certain unmanaged indices, reporting services and publications. Descriptions of some of the indices which may be used are listed below.

      The Standard & Poor's MidCap 400 Index is designed to represent price movements in the mid cap U.S. equity market. It contains companies chosen by the Standard & Poors Index Committee for their size, liquidity and industry representation. None of the companies in the S&P 400 overlap with those in the S&P 500 Index or the S&P 600 Index. Decisions about stocks to be included and deleted are made by the Committee which meets on a regular basis. S&P 400 stocks are market cap weighted; each stock influences the Index in proportion to its relative market cap. REITs are not eligible for inclusion.

      The Standard & Poor's 500 Composite Stock Price Index is a well diversified list of 500 companies representing the U.S. Stock Market.

      The Standard and Poor's Small Cap 600 index is designed to represent price movements in the small cap U.S. equity market. It contains companies chosen by the Standard & Poors Index Committee for their size, industry characteristics, and liquidity. None of the companies in the S&P 600 overlap with the S&P 500 or the S&P 400 (MidCap Index). The S&P 600 is weighted by market capitalization. REITs are not eligible for inclusion.

      The NASDAQ Composite OTC Price Index is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 3,500 stocks.

      The Lehman Government Bond Index is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage backed securities, bonds and foreign targeted issues are not included in the Lehman Government Index.

      The Lehman Government/Corporate Bond Index is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion. To be included in the Lehman Government/Corporate Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized rating agency.

      The Russell 2000 Index represents the bottom two thirds of the largest 3000 publicly traded companies domiciled in the U.S. Russell uses total market capitalization to sort its universe to determine the companies that are included in the Index. Only common stocks are included in the Index. REITs are eligible for inclusion.

      The Russell 2500 Index is a market value-weighted, unmanaged index showing total return (I.E., principal changes with income) in the aggregate market value of 2,500 stocks of publicly traded companies domiciled in the United States. The Index includes stocks traded on the New York Stock Exchange and the American Stock Exchange as well as in the over-the-counter market.

      The Morgan Stanley Capital International EAFE Index (the "EAFE Index") is an unmanaged index, which includes over 1,000 companies representing the stock markets of Europe, Australia, New Zealand and the Far East. The EAFE Index is typically shown weighted by the market capitalization. However, EAFE is also available weighted by Gross Domestic Product (GDP). These weights are modified on July 1st of each year to reflect the prior year's GDP. Indices with dividends reinvested constitute an estimate of total return arrived at by reinvesting one twelfth of the month end yield at every month end. The series with net dividends reinvested take into account those dividends net of withholding taxes retained at the source of payment.

      The Lehman Brothers High Yield BB Index is a measure of the market value of public debt issues with a minimum par value of $100 million and rated Ba1-Ba3 by Moody's. All bonds within the index are U.S. dollar denominated, non-convertible and have at least one year remaining to maturity.

      The Lehman Mortgage-Backed Securities Index includes the mortgage-backed pass-through securities of the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. The Index groups a wide range of pools of fixed rate mortgage-backed securities of those issuers and defines them generally according to agency, program, pass-through coupon and origination year. Those securities which meet the maturity and liquidity criteria are then used to determine the Index.

      The Salomon Smith Barney World Government Bond Index is a market-capitalization weighted benchmark that tracks the performance of the 18 Government bonds markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, Portugal, Spain, Sweden, Switzerland, the United Kingdom and the United States. The ex-U.S. Index excludes the United States.

      The Goldman Sachs Healthcare Index is a modified capitalization weighted index of selected companies covering a broad range of healthcare and related businesses. Individual holdings are capped at 7.5% at each semi -annual reconstitution date and must be listed on the New York Stock Exchange, American Stock Exchange or National Association of Securities Dealers Automated Quotation (NASDAQ) System. As of December 31, 2000 there were 87 names in the Index.

      The Goldman Sachs Technology Index is a modified capitalization weighted index of selected companies covering the entire spectrum of the technology industry. Individual holdings are capped at 8.5% at each semi-annual reconstitution date and must be listed on the New York Stock Exchange, American Stock Exchange or National Association of Securities Dealers Automated Quotation (NASDAQ) System. As of December 31, 2000 there were 159 names in the Index.

      In addition, from time to time in reports and promotions: (1) an HLS Fund's performance may be compared to other groups of mutual funds tracked by:
(a) Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets;
(b) Morningstar, Inc., another widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets; or (c) other financial or business publications, such as Business Week, Money Magazine, Forbes and Barron's which provide similar information; (2) the Consumer Price Index (measure for inflation) may be used to assess the real rate of return from an investment in the HLS Fund; (3) other statistics such as GNP, and net import and export figures derived form governmental publications, E.G., The Survey of Current Business or other independent parties, E.G., the Investment Company Institute, may be used to illustrate investment attributes to the HLS Fund or the general economic, business, investment, or financial environment in which the HLS Fund operates; (4) various financial, economic and market statistics developed by brokers, dealers and other persons may be used to illustrate aspects of the HLS Fund's performance; (5) the effect of tax-deferred compounding on the HLS Fund's investment returns, or on returns in general, may be illustrated by graphs, charts, etc. where such graphs or charts would compare, at various points in time, the return from an investment in the HLS Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (6) the sectors or industries in which the HLS Fund invests may be compared to relevant indices or surveys (E.G., S&P Industry Surveys) in order to evaluate the HLS Fund's historical performance or current or potential value with respect to the particular industry or sector.

      Each HLS Fund's investment performance may be advertised in various financial publications, newspapers and magazines.

      From time to time the HLS Fund may publish the sales of shares of one or more of the HLS Funds on a gross or net basis and for various periods of time, and compare such sales with sales similarly reported by other investment companies.

      The HLS Funds are offered exclusively through Variable Contracts and to certain qualified retirement plans. Performance information presented for the HLS Funds should not be compared directly with performance information of other Variable Contracts without taking into account insurance-related charges and expenses payable with respect to the Variable Contracts. Insurance related charges and expenses are not reflected in the HLS Funds' performance information and reduces an investor's return under the Contract. The HLS Funds' annual and semi-annual reports also contain additional performance information. These reports are distributed to all current shareholders and will be made available to potential investors upon request and without charge.

                                      TAXES

FEDERAL TAX STATUS OF THE FUNDS

THE FOLLOWING DISCUSSION OF THE FEDERAL TAX STATUS OF THE HLS FUNDS IS A GENERAL AND ABBREVIATED SUMMARY BASED ON TAX LAWS AND REGULATIONS IN EFFECT ON THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION. TAX LAW IS SUBJECT TO CHANGE BY LEGISLATIVE, ADMINISTRATIVE OR JUDICIAL ACTION.

      Each HLS Fund is treated as a separate taxpayer for federal income tax purposes. Each HLS Fund intends to elect to be treated as a REGULATED INVESTMENT COMPANY under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code") and to qualify as a REGULATED INVESTMENT COMPANY each year. If an HLS Fund: (1) continues to qualify as a REGULATED INVESTMENT COMPANY, and
(2) distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and net realized short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the "90% distribution requirement"), (which each HLS Fund intends to do), then under the provisions of Subchapter M, the Fund should have little or no income taxable to it under the Code. In particular, an HLS Fund is not subject to federal income tax on the portion of its investment company taxable income and net capital gain (I.E., net long-term capital gain in excess of short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

      An HLS Fund must meet several requirements to maintain its status as a REGULATED INVESTMENT COMPANY. These requirements include the following: (1) at least 90% of its gross income for each taxable year must be derived from dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and (2) at the close of each quarter of the Fund's taxable year, (a) at least 50% of the value of the Fund's total assets must consist of cash, cash items, securities of other REGULATED INVESTMENT COMPANIES, U.S. Government securities and other securities (provided that no more than 5% of the value of the Fund may consist of such other securities of any one issuer, and the Fund may not hold more than 10% of the outstanding voting securities of any issuer), and (b) the Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other REGULATED INVESTMENT COMPANIES), or of two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses.

      The HLS Funds should not be subject to the 4% federal excise tax imposed on REGULATED INVESTMENT COMPANIES that do not distribute substantially all their income and gains each calendar year because the tax does not apply to a REGULATED INVESTMENT COMPANY whose only shareholders are segregated asset accounts of life insurance companies supporting variable life insurance contracts or variable annuity contracts.

      Each of the HLS Funds also intends to comply with Section 817(h) of the Code and the regulations issued thereunder, which impose certain investment diversification requirements on life insurance companies' separate accounts (such as the Accounts) that are used to support variable life insurance contracts and variable annuity contracts. Such separate accounts may meet these requirements by investing solely in the shares of a mutual fund registered under the 1940 Act as an open-end management investment company such as the HLS Funds. These requirements are in addition to the diversification requirements of subchapter M and of the 1940 Act, and may affect the securities in which an HLS Fund may invest. In order to comply with future requirements of Section 817(h) (or related provisions of the Code), an HLS Fund may be required, for example, to alter its investment objectives.

      The 817(h) requirements place certain limitations on the assets of each separate account (or underlying mutual fund) that may be invested in securities of a single issuer. These limitations apply to each HLS Fund's assets that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by a "safe harbor" described below, as of the end of each calendar quarter, or within 30 days thereafter:

- no more than 55% of a Fund's total assets may be represented by any one investment

-  no more than 70% by any two investments

-  no more than 80% by any three investments

-  no more than 90% by any four investments

      Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other REGULATED INVESTMENT COMPANIES. For purposes of Section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions are considered securities issued by the same issuer.

      Investment income received from sources within foreign countries, or capital gains earned by an HLS Fund investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that entitle the HLS Funds to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of these Funds' assets to be invested within various countries is not now known. The HLS Funds each seek to operate so as to qualify for treaty-reduced rates of tax when applicable. Owners of variable life insurance and variable annuity contracts investing in such an HLS Fund bear the costs of any foreign tax, but are not be able to claim a foreign tax credit or deduction for these foreign taxes.

      An HLS Fund's transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules: (1) could affect the character, amount and timing of distributions to shareholders of an HLS Fund, (2) could require such an HLS Fund to "mark to market" certain types of the positions in its portfolio (that is, treat them as if they were closed out), and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes described above. To mitigate the effect of these rules and prevent its disqualification as a REGULATED INVESTMENT COMPANY, each HLS Fund seeks to monitor its transactions, make the appropriate tax elections and make the appropriate entries in its books and records when it acquires any option, futures contract or hedged investment.

      If for any taxable year an HLS Fund fails to qualify as a REGULATED INVESTMENT COMPANY, all of its taxable income becomes subject to federal, and possibly state, income tax at the regular corporate rates (without any deduction for distributions to its shareholders). In addition, if for any taxable year an HLS Fund fails to qualify as a REGULATED INVESTMENT COMPANY, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the Fund might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Likewise, if an HLS Fund fails to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the Fund would be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Funds' investment advisers and each HLS Fund intends to comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in lower total return for an HLS Fund than would otherwise be the case, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Fund's investment sub-adviser might otherwise select.

      As of December 31, 2000, the following HLS Funds have capital loss carryforwards as indicated below. The capital loss carry over is available to offset future realized capital gains to the extent provided in the Code and regulations thereunder.


                                                                                    EXPIRATION DATES:
                   HLS FUND NAME                           AMOUNT                    DECEMBER 31,
           Global Technology HLS Fund                        $64,000                       2008

           High Yield HLS Fund                              $146,000                       2007

           High Yield HLS Fund                            $2,132,000                       2008

           Bond HLS Fund                                 $12,948,000                       2007

           Bond HLS Fund                                 $12,693,000                       2008

           Mortgage Securities HLS Fund                   $7,251,000                       2002

           Mortgage Securities HLS Fund                   $6,081,000                       2007

           Mortgage Securities HLS Fund                   $2,016,000                       2008

      If an HLS Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income ("passive foreign investment companies"), that Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. As a result, owners of variable life insurance contracts and variable annuity contracts investing in such HLS Funds would bear the cost of these taxes and interest charges. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable HLS Fund to recognize taxable income or gain without the concurrent receipt of cash. Any HLS Fund that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

      Foreign exchange gains and losses realized by an HLS Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions which generally treats such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to an HLS Fund's investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income.

      Each HLS Fund that invests in certain PIKs, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because an HLS Fund must meet the 90% distribution requirement to qualify as a REGULATED INVESTMENT COMPANY, it may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

      The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and an HLS Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

INVESTOR  TAXATION

      Under current law, owners of variable life insurance contracts and variable annuity contracts and employee benefit plan participants who are indirectly invested in an HLS Fund generally are not subject to federal income tax on Fund earnings or distributions or on gains realized upon the sale or redemption of Fund shares until they are withdrawn from the contract or plan. FOR INFORMATION CONCERNING THE FEDERAL INCOME TAX CONSEQUENCES TO THE OWNERS OF VARIABLE LIFE INSURANCE CONTRACTS AND VARIABLE ANNUITY CONTRACTS, SEE THE PROSPECTUSES FOR SUCH CONTRACTS. FOR INFORMATION CONCERNING THE FEDERAL INCOME TAX CONSEQUENCES TO PLAN PARTICIPANTS, SEE THE SUMMARY PLAN DESCRIPTION OR CONTACT YOUR PLAN ADMINISTRATOR.

                                    CUSTODIAN

      Portfolio securities of each HLS Fund are held pursuant to Custodian Agreements between each HLS Fund and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

                                 TRANSFER AGENT

      Hartford Investor Services Company, 200 Hopmeadow Street, Simsbury, CT 06089, serves as Transfer and Dividend Disbursing Agent for the HLS Funds. The Transfer Agent issues and redeems shares of the HLS Funds and disburses any dividends declared by the HLS Funds.

                                   DISTRIBUTOR

      Hartford Securities Distribution Company, 200 Hopmeadow Street, Simsbury, Connecticut 06089, acts as the HLS Fund's distributor.

                         INDEPENDENT PUBLIC ACCOUNTANTS

      The audited financial statements and financial highlights have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are incorporated by reference herein in reliance upon the authority of said firm as experts in giving said report. The principal business address of Arthur Andersen LLP is One Financial Plaza, Hartford, Connecticut 06103.

                                OTHER INFORMATION

      The Hartford has granted the Company the right to use the name, "The Hartford" or "Hartford", and has reserved the right to withdraw its consent to the use of such name by the Company and the HLS Funds at any time, or to grant the use of such name to any other company.

      The Hartford Index HLS Fund uses the Standard & Poor's 500 Index as its benchmark. "Standard & Poor's"(R), "S&P"(R), "S&P 500"(R), "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Hartford Life Insurance Company. The fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the shareholders of the fund regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to Hartford Life Insurance Company is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the fund or Hartford Life Insurance Company. S&P has no obligation to take the needs of the fund or its shareholders, or Hartford Life Insurance Company, into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the net asset value of the fund or the timing of the issuance or sale of shares in the fund. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund.

      In addition, S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the fund, its shareholders or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

                              FINANCIAL STATEMENTS

      Each HLS Fund's audited financial statements as of and for the year ended December 31, 2000, together with the notes thereto and report of Arthur Andersen LLP, independent public accountants, contained in the HLS Funds' annual report as filed with the SEC are incorporated by reference into this Statement of Additional Information.

                                   APPENDIX A

      The rating information which follows describes how the rating services mentioned presently rate the described securities. No reliance is made upon the rating firms as "experts" as that term is defined for securities purposes. Rather, reliance on this information is on the basis that such ratings have become generally accepted in the investment business.

RATING OF BONDS

      MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

      Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

      A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever earning any real investment standing.

      STANDARD AND POOR'S CORPORATION ("STANDARD & POOR'S")

      AAA - Bonds rated AAA are the highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

      AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

      A - Bonds rated A have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the considerable investment strength but are not entirely free from adverse effects of changes in circumstances and economic conditions than debt in the highest rated categories.

      BBB - Bonds rated BBB and regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category then in higher rated categories.

      BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

RATING OF COMMERCIAL PAPER

      Purchases of corporate debt securities used for short-term investment, generally called commercial paper, will be limited to the top two grades of Moody's, Standard & Poor's, Duff & Phelps, Fitch Investor Services and Thomson Bank Watch or other NRSROs (nationally recognized statistical rating organizations) rating services and will be an eligible security under Rule 2a-7.

      MOODY'S

      Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

      -     Leading market positions in well-established industries.

      -     High rates of return on funds employed.

      - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

      - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      - Well-established access to a range of financial markets and assured sources of alternate liquidity.

      Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

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      Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

      Issuers rated Not Prime do not fall within any of the Prime rating categories.

      STANDARD & POOR'S

      The relative strength or weakness of the following factors determines whether the issuer's commercial paper is rated A-1 or A-2.

      -     Liquidity ratios are adequate to meet cash requirements.

      Liquidity ratios are basically as follows, broken down by the type of issuer:

            Industrial Company: acid test ratio, cash flow as a percent of current liabilities, short-term debt as a percent of current liabilities, short-term debt as a percent of current assets.

            Utility: current liabilities as a percent of revenues, cash flow as a percent of current liabilities, short-term debt as a percent of capitalization.

            Finance Company: current ratio, current liabilities as a percent of net receivables, current liabilities as a percent of total liabilities.

      - The long-term senior debt rating is "A" or better; in some instances "BBB" credits may be allowed if other factors outweigh the "BBB".

      - The issuer has access to at least two additional channels of borrowing.

      - Basic earnings and cash flow have an upward trend with allowances made for unusual circumstances.

      - Typically, the issuer's industry is well established and the issuer has a strong position within its industry.

      -     The reliability and quality of management are unquestioned.